As filed with the Securities and Exchange Commission on April 22, 2026

Registration Nos. 333-203627; 811-23050

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 14 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 29 ☒

(Check appropriate box or boxes)

VARIABLE ANNUITY-8 SERIES ACCOUNT
(Exact Name of Registrant)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
(Name of Depositor)

8515 East Orchard Road
Greenwood Village, CO 80111
(Address of Depositor’s Principal Executive Offices)

(303) 737-3000
(Depositor’s Telephone Number)

Jonathan Kreider
Executive Vice President
Empower Annuity Insurance Company of America
8515 East Orchard Road
Greenwood Village, CO 80111
(Name and Address of Agent for Service)

Copy to:
Stephen Roth, Esq.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW, Suite 700
Washington, D.C. 20007-3980

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2026, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

EMPOWER SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Empower Annuity Insurance Company of America
Prospectus Dated: May 1, 2026
Overview
This Prospectus describes the Empower SecureFoundation® II Variable Annuity, an individual flexible premium variable deferred annuity contract (“Contract”), issued by Empower Annuity Insurance Company of America (“we,” “us,” the “Company” or “Empower”), that is designed for purchase by owners of Individual Retirement Accounts (“IRAs”). The Contract is a complex investment vehicle and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in taxes and tax penalties. The issuer's obligations under the Contract are subject to its financial strength and claims-paying ability.
Empower Financial Services, Inc. (“Empower Financial Services”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. The Covered Fund is managed by Empower Capital Management, LLC (“ECM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Fund.
Important Note: Currently, there is only one available Covered Fund – The SecureFoundation® Balanced Fund. Accordingly, any references to Covered Funds and Variable Accounts are applicable to The SecureFoundation® Balanced Fund only. Transfers can be made only to other investment options available in your IRA. A Request for a withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation® Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.
Payment Options
The Contract contains, as a standard feature of the Contract, a GLWB that will pay guaranteed income for the life of a designated person based on your investment in the Covered Fund, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Fund. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Fund via a method that is not part of the GLWB, the GLWB will terminate. It is generally not beneficial to you to annuitize this Contract. It was designed specifically to provide the GLWB, and you will have paid a non-refundable fee for such benefit. In addition, the annuity payment amount might be less than the GLWB payout would provide.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference.
The Contract may not be available in all states, at all times. All material state variations including availability of the Contract are included in Appendix B - State Variations to this Prospectus.
If you are a new investor in the Contract, you may be able to cancel your Contract within 10 days of receiving it without paying fees or penalties (see “Free Look Period” later in this Prospectus). In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Contract Value. Some states may require a return of your full Contribution. You should review this Prospectus or consult with your investment professional, for additional information about the specific cancellation terms that apply.

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The Contract:
•is not a bank or credit union deposit or obligation.
•is not FDIC or NCUA insured.
•is not insured by any federal government agency.
•is not guaranteed by any bank or credit union.
•may go down in value.
•provides guarantees that are subject to our financial strength and claims-paying ability.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities Exchange Commission’s staff and is available at www.investor.gov.
The SEC has not approved or disapproved the Contract or determined that this Prospectus is accurate or complete. Any representation that it has is a criminal offense.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

Table of Contents

Section	Page

Appendix A - Covered Fund Available Under the Contract	A-1
Appendix B - State Variations	B-1

Definitions
The defined terms set out in this Prospectus also appear in and apply to the related Statement of Additional Information (SAI).
Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.
Accumulation Unit: The accounting measure described in the Contract and used by Empower to determine your Contract Value allocated to each Variable Account.
Administrative Offices: The Administrative Offices of Empower may be reached at the Retirement Service Center, P.O. Box 173764, Denver, CO 80217-3764.
Annuitant: the person upon whose life the payment of an annuity is based.
Attained Age: The Covered Person’s age as of a Ratchet Date.
Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base is established, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. Each Covered Fund will have its own Benefit Base. The Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.
Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.
Code: The Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986.
Contract: An agreement between Empower and the Contractowner providing an individual flexible premium variable deferred annuity.
Contractowner: The directed trustee or directed custodian holding this Contract under an IRA for the exclusive benefit of the IRA Owner and beneficiaries. All references to the life, age, death, or Spouse of the Contractowner refer to the life, age, death, or Spouse of the IRA Owner. In addition, unless otherwise indicated, all notices to the Contractowner will be sent to the IRA Owner, and all actions taken by the Contractowner will be taken by the IRA Owner. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner. Empower Trust Company, LLC, an affiliate of Empower that provides custodial and trustee services, may provide such services to IRA Owners, which could subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the IRA custodian or trustee.
Contractowner Account: A separate record in the name of each Contractowner which reflects his or her share in the Variable Account.
Contract Value: The total value of your interest under the Contract. It is the total of your Covered Fund Values.
Contribution(s): Amounts received by Empower under the Contract and allocated to the Variable Account.
Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.
Covered Fund Value: The value of assets allocated to a Variable Account invested in the Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Fund and will increase or decrease accordingly.
Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the IRA Owner’s Spouse and the sole designated beneficiary under the Contract.
Domestic Relations Order (DRO): An order issued due to divorce or legal separation proceedings that awards all or any part of the IRA to a former Spouse of the IRA Owner.
Election Date: The date on which the Contractowner, former Spouse, or beneficiary selects the GLWB by making an initial Contribution to the Covered Fund. You must be age 85 or younger on the Election Date.
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Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund.
GAW: See Guaranteed Annual Withdrawal, below.
General Account: Empower’s assets other than those held in any segregated investment account, including the Separate Account.
GLWB Participant: An IRA Owner who elects to purchase this Contract and invest in the Covered Fund(s).
Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Empower at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Empower, and contains all information, documentation, and instructions necessary for Empower to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Empower before we have received the Request.
Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Empower for the guarantees provided by the GLWB.
Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, the Contractowner may receive Installments totaling less than the GAW.
Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The Contractowner will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve-month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.
Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.
Installments: Periodic payments of the GAW over a twelve-month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve-month period from Ratchet Date to Ratchet Date may be less than the GAW. Empower will not increase Installments unless directed to do so by the Contractowner, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Empower provided at any time before the Settlement Phase, the Contractowner may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.
IRA Owner: The individual owner of the IRA under which this Contract is held. The IRA Owner must be the annuitant. The terms “you”, “your,” and “yours” used in this Prospectus refer to the IRA Owner.
Payee: A person entitled to receive all or a portion of the Contract Value.
Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.
Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Empower will not increase Installments to reflect a Ratchet unless directed to do so by the Contractowner.
Ratchet Date: During the Accumulation Phase and the Withdrawal Phase, the day each year when the Benefit Base is evaluated and increased to reflect positive Covered Fund performance. During the Accumulation Phase, the Ratchet Date is the anniversary of the day the Benefit Base is established. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.
Request: An inquiry or instruction in a form satisfactory to Empower. A valid Request must be: (1) received by Empower at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Empower.
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Reset: During the Withdrawal Phase, Empower will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Empower will not increase Installments to reflect a Reset unless directed to do so by the Contractowner.
Separate Account: A segregated investment account established by Empower into which Contributions may be invested or the Contract Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Account.
Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Empower will automatically increase Installments to the full GAW.
Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another, or to another IRA investment option.
Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Empower will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your Contract Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between successive Valuation Dates.
Variable Account: Division of the Separate Account, for the Covered Fund. The Variable Account has a corresponding Accumulation Unit value. A Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.
Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.
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Overview of the Contract
What is this Contract, and what is it designed to do? The Empower SecureFoundation®II Variable Annuity Contract is designed for purchase by owners of IRAs. The Contract provides a GLWB benefit that for a fee guarantees certain lifetime withdrawals in connection with investments in the Empower SecureFoundation® Balanced Fund offered as the investment option under the Contract (the “Covered Fund”), provided that the conditions of the GLWB are satisfied (i.e., you are an IRA owner; the fee is paid when due; and you select the Covered Fund). The GLWB is designed to protect GLWB Participants from (1) longevity risk, which is the risk that they outlive assets invested in the Covered Fund and (2) income volatility risk, which is the risk that retirement income may decline due to changes in market performance. Taking Excess Withdrawals either during the Accumulation Phase or during the Withdrawal Phase will reduce your Benefit Base proportionally and can result in a reduction to your benefit under the GLWB or even termination of the GLWB, GAWs and of the Contract.
The GLWB is a standard feature of the Contract. IRA Owners who do not want the GLWB should not select the Contract as an investment option.
How do I accumulate assets in the Contract and receive income from the Contract? The GLWB has three (3) phases: 1) the Accumulation Phase; (2) the Withdrawal Phase and (3) the Settlement Phase:
Accumulation Phase
During the Accumulation Phase, you accrue the Benefit Base on which your GLWB is calculated. The Accumulation Phase begins when you make an initial Contribution to the Covered Fund. You may make additional Contributions, subject to the requirements of federal tax law. All Contributions increase the Benefit Base dollar-for-dollar on the date that the Contribution is made. The Company reserves the right to refuse additional Contributions at any time at its discretion.
Your Benefit Base will also be re-calculated annually on each Ratchet Date and increased to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base.
You may take withdrawals from the Contract during the Accumulation Phase. A withdrawal will reduce your Covered Fund Value. In addition, during the Accumulation Phase all withdrawals and Transfers out of the Covered Fund are treated as an Excess Withdrawal, which results in a proportional reduction of your Benefit Base. Consequently, as explained later in this Prospectus, such withdrawal may decrease the Benefit Base by more than the amount of your withdrawal and could result in termination of the GLWB, GAWs and the Contract.
A list of the Covered Fund(s) available for investment under the Contract is provided at the back of this Prospectus. See Appendix A - Covered Fund Available Under the Contract.
Withdrawal Phase
You may enter the Withdrawal Phase and begin taking Guaranteed Annual Withdrawals (“GAWs”) after you (or the younger joint Covered Person if there are joint Covered Persons) reach age 55. GAWs are annual withdrawals that do not exceed a specified amount, which do not reduce your Benefit Base. GAWs will reduce your Covered Fund Value. In addition, any amount distributed or transferred from the Covered Fund that combined with other amounts exceeds the GAW is treated as an Excess Withdrawal, which will result in a proportional reduction of your Benefit Base and which may be larger than the amount you withdraw. During the Withdrawal Period, your Benefit Base will continue to be re-calculated annually on the Ratchet Date.
Taking GAWs before age 59 1∕2 may result in certain tax penalties. You may not make any additional new Contributions after the Withdrawal Phase has begun. But indirect rollovers from external plans that are first directed are allowed throughout the Withdrawal Phase.
Settlement Phase
The Settlement Phase begins if the Covered Fund Value falls to zero as a result of Covered Fund performance, GAWS, the Guarantee Benefit Fee, or certain extra-contractual fees not directly related to the GLWB, such as third-party custodial or advisory fees related to managed account services or fees associated the IRA. During the Settlement Phase, we continue to make Installments of the GAW for the life of the IRA owner (a surviving Covered Person, if any). Whether or when the Settlement Phase begins depends on how long you (and surviving Covered Person) live and the performance of the Covered Fund. The Settlement Phase is the first time that the Company uses its own assets to pay GAWs to you.
While GAWs continue under the terms of the GLWB, the GLWB Participant does not have other rights or benefits under the Contract. You may not make additional Contributions, and Distributions and Transfers are not permitted.
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Option to Annuitize
If the Code permits, you may elect to annuitize Covered Fund Value into a fixed annuity. The election must be made before the Settlement Period begins. The GLWB will terminate, and the Guarantee Benefit Fee will not be refunded. Once annuity payments begin, you may no longer take withdrawals from the Contract Value. It is generally not in your best interest to annuitize this Contract, as you will be forfeiting the lifetime withdrawal benefit and the fees you paid for the benefit. There is no limitation as to the maximum age you may elect to annuitize.
Additional Contract Features of the Contract
Death Benefit
•If you die during the Accumulation Phase, the GLWB will terminate and the Contract Value will be paid to the beneficiary in a lump sum or in accordance with the Code.
•If you die without a joint Covered Person during the Withdrawal Phase after the initial payment of a GAW, the GLWB will terminate and no further GAWs will be paid; the remaining Contract Value will be distributed in accordance with the Code.
•If you die after the initial payment of a GAW while a joint Covered Person is still living, the joint Covered Person will continue to receive GAWs for the remainder of his or her life. After the death of the joint Covered Person, the GLWB will terminate, no further GAWs will be paid, and any remaining Contract Value will be distributed in accordance with the Code and the Contract.
•No death benefit is paid once the Settlement Phase begins.
Loans
During the Accumulation Phase and Withdrawal Phase, you may elect to take a loan on your Contract Value if permitted by the Code. Any amount withdrawn from the Covered Fund to fund the loan will be treated as an Excess Withdrawal, which will result in a proportional reduction of the Benefit Base, and could result in termination of the GLWB, GAWs and the Contract. No interest is charged on loans.
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Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Are There Charges for Early Withdrawals?	The Contract does not impose any charge for early withdrawal.
Are There Transaction Charges?	The Contract does not impose any transaction charges.			Excess Withdrawals During the Accumulation Phase; Excess Withdrawals During the Withdrawal Phase
Are There Ongoing Fees and Expenses (annual charges)?
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page, if any, for information about the specific fees you will pay each year. The fees and expenses don’t reflect advisory fees that are paid to investment advisers from your Contract Value. If such charges were reflected, such fees and expenses would be higher.
Fee Tables; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.20%	2.50%
	Investment options (Fund fees and expenses)[2]	0.60%	0.60%
1 As a percentage of average Contract Value.
2 As a percentage of Covered Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $1,625	Highest Annual Cost: $2,712
	Assumes: •Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees	Assumes: •Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees
Are there Other Charges?	Any custodian and investment advisory fees. These fees would be Contract specific.			Guaranteed Lifetime Withdrawal Benefit; The Settlement Phase; Managed Account Service and Other Financial Adviser Fees; Custodian or Trustee Service Charges and Fees
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RISKS		LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Is This a Short-Term Investment?
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is designed as a long-term accumulation investment for retirement savings and to provide lifetime withdrawal benefits.
•Amounts withdrawn from the Contract may result in taxes and tax penalties.

Principal Risks
Are there Withdrawal Limits?
•Withdrawals that exceed the limits specified by the Guaranteed Lifetime Withdrawal Benefit may reduce the guaranteed payments you receive under the GLWB and may result in the termination of the GLWB, GAWs and the Contract.
Excess Withdrawals During the Accumulation Phase; Excess Withdrawals During the Withdrawal Phase
What Are the Risks Associated with Investment Options?
•An investment in this Contract is subject to the risk of poor investment performance of the Covered Fund(s) available under the Contract.
•The Covered Fund has its own unique risks.
•You should review the prospectus for the Covered Fund before making an investment decision.

We reserve the right to close the Contract to new investors at any time. We may also close a Covered Fund to new investors or stop accepting contributions from existing investors to any or all Covered Fund at any time.

For more information about the risks associated with the investment options, please refer to section titled Principal Risks of Investing in the Contract.
Principal Risks
What Are the Risks Related to the Insurance Company?
Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of the Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the Company, including its financial strength ratings, is available upon request. You may make such request by calling 855-756-4738 or visiting www.empower.com.
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?
A withdrawal from the Covered Fund that is an Excess Withdrawal may reduce the guaranteed payment that you receive under the GLWB, or could terminate the GLWB, GAWs and the Contract.
The Company reserves the right to add or remove a Covered Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Contract Value. We also reserve the right to close the Contract to new investors at any time, close the Covered Fund to new investors or stop accepting contributions from existing investors to the Covered Fund at any time.
At least one Covered Fund will always be available for investment under the Contract.
The Covered Fund – Selection of Underlying Fund
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Are There any Restrictions on Optional Benefits?
Loans are permitted under the Contract, but are treated as Excess Withdrawals, that proportionally reduce your Benefit Base and could result in termination of GLWB, GAWs and the Contract. No interest is charged on loans.
If you elect to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if you are under age 59 1∕2.
Loans; Excess Withdrawals During the Accumulation Phase; Excess Withdrawals During the Withdrawal Phase
TAXES		LOCATION IN PROSPECTUS
What Are the Contract's Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through an IRA, it does not provide any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Taxation of the Contract and GLWB
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?	Your registered representative may receive compensation in the form of commissions for selling this Contract to you.	Distribution of the Contracts
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of one you already own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract. Exchanges from this Contract generally are not applicable and are not discussed in this Prospectus.
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Fee Tables
The following tables describe the fees and expenses that you, as a Contractowner, will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page, if applicable, for information about the specific fees you will pay each year based on the options you have elected.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce only your Contract Value, both your Contract Value and your Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” under “Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender or make withdrawals from the Contract or Transfer cash value from the Covered Fund. State Premium Tax may also be deducted.
GLWB Participant Transaction Expenses

Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Transfer Fee	None
The next table describes the fees that you will pay each year during the time that you are a GLWB Participant under the Contract (not including Covered Fund fees and expenses).
Annual Contract Expenses

	Current Fee	Maximum Fee
Administrative Expenses[1]	$0.00	$100.00
Base Contract Expenses (as a percentage of average GLWB Participant Account Value)[2]	1.20%	2.50%
(1)Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.
(2)Base Contract Expenses include the Variable Asset Charge and Guarantee Benefit Fee. We reserve the right to collect a Variable Asset Charge at an annual rate of no more than 1% of the average GLWB Participant Account Value, which would be deducted on a daily basis. But currently no Variable Asset Charge applies. The Guarantee Benefit Fee, which may range from a minimum of 0.70% to a maximum of 1.50% is assessed separately on each Covered Fund in which you invest after the Benefit Base is established with respect to the Covered Fund.
The next item shows the minimum and maximum total operating expenses charged by the Covered Fund as of December 31, 2025 that you may pay periodically during the time that you participate in the Contract. A complete list of the Covered Fund(s) available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Covered Fund Available Under the Contract.

Annual Covered Fund Operating Expenses	Minimum %	Maximum %
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.60%	0.60%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contractowner administrative expenses, Base Contract Expenses and Covered Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are Contract specific, and that if such fees and charges were reflected the cost would be higher. Depending on the type of charge, these may reduce only your Contract Value, both your Contract Value and your GLWB Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” later in this Prospectus.
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The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Covered Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1.If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$3,278	$9,998	$16,945	$35,362
2.If you annuitize your Contract or do not surrender your Contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$3,278	$9,998	$16,945	$35,362

The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Fund. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Principal Risks of Investing in the Contract
Not a Short-Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash. Withdrawals that are Excess Withdrawals under the terms of the GLWB will reduce or terminate the amount of guaranteed payments for which you are eligible, and may terminate the Contract.
Risks Associated with Covered Fund. The value of your investment and any returns will depend on the performance of the Covered Fund. You bear the risk of any decline in your Contract Value resulting from the Covered Fund’s performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Contract are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce the death benefit, and any other guaranteed benefits may be reduced and subject to state and federal income tax, as well as a 10% federal penalty tax if the GLWB Participant is under age 59 1∕2.
Contract Termination. Contractowner or the Company may terminate the Contract upon notice to the other party. If Empower terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract. After the Contract Termination Date, Empower will continue to administer the Contract in accordance with the provisions of the Contract.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 591∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk
Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Fund, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Fund, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Fund invests, which may cause the fund underlying your Contract to lose value. There can be no assurance that we or the Covered Fund or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
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We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as COVID-19, may require a significant contingent of our employees to work from remote locations. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Reservation of Rights.The insurer reserves the right to remove or substitute Covered Fund, to impose investment restrictions, and to limit additional purchase payments or transfers between options.
Empower Annuity Insurance Company of America
Empower Annuity Insurance Company of America has primary responsibility for administration of the Contract and the Separate Account, and is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, and the U.S. Virgin Islands. The Company’s executive office is located at 8515 East Orchard Road, Greenwood Village, CO 80111.
Financial Condition of the Company
The benefits under the Contract are paid by Empower from its General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.
The Company is obligated to pay all amounts promised to you under the Contract. Any guarantees under the Contract that exceed your Contract Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments.
How to Obtain More Information: We encourage both existing and prospective Contractowner to read and understand our financial statements. We prepare our financial statements in accordance with accounting practices prescribed or permitted by the Colorado Division of Insurance. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (855) 756-4738. In addition, the SAI is available on the SEC’s website at www.sec.gov.
Separate Account
Your Contributions under the Contract (including investments in the Covered Fund) are held in the Separate Account. The Separate Account is comprised of a Variable Account. The Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Variable Account. Your GLWB Participant Account Value allocated to the Variable Account and the amount of the Installments payable under the GLWB depend on the investment performance of the Covered Fund. The contract value allocated to a Variable Account will vary based on the investment experience of the corresponding Covered Fund in which the Variable Account invests.You bear the risk of loss of the entire amount invested for all Contributions allocated to the Variable Account.
If Empower decides to make additional Variable Accounts available to Contractowners, Empower may or may not make them available to you based on our assessment of marketing needs and investment conditions.
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The income, gains, or losses of the Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Empower may conduct. Under Colorado law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Empower may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Empower.
Addition, Deletion or Substitution of Funds
We may offer new or cease offering the existing Covered Fund, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.
We will notify you whenever the Covered Fund is to be changed. If we cease offering one or more Covered Fund(s), we will offer a new fund or funds as replacement Covered Fund(s). The new Covered Fund(s) may have higher fees and charges and different investment objectives than the eliminated Covered Fund. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.
Empower reserves the following rights with respect to the Separate Account:
•to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Separate Account under the 1940 Act;
•to add Variable Accounts that invest in investment portfolios suitable for the Contract;
•to eliminate Variable Account;
•to close the Variable Account to new allocations of Contributions or Transfers;
•to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub- accounts”);
•to combine the Separate Account with one or more different segregated investment accounts established by Empower;
•to combine Variable Account(s), or combine a Variable Account with a subaccount of a different segregated investment account established by Empower;
•to endorse the Contract to reflect changes to the Separate Account and the Variable Account(s);
•subject to compliance with applicable law, to add, remove, or substitute the Covered Fund. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited;
•subject to any required regulatory approvals, to Transfer assets in one Variable Account to another Variable Account; and
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
Empower will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Empower.
The Covered Fund(s)
Information about the Covered Fund, including (i) its name; (ii) its type; (iii) its investment adviser; (iv) current expenses and (v) performance is provided in Appendix A - Covered Fund Available Under the Contract, which is located at the back of this Prospectus. The Covered Fund has issued a prospectus that contains more detailed information. A copy of the Covered Fund’s prospectus is available online at www.empower.com/investments/empower-funds/fund-documents. You may also request copies of the prospectus at no cost by calling (855) 756-4738 or sending an e-mail to participantservices@empower.com.
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Currently, only one Covered Fund is available for investment under the Contract – the SecureFoundation® Balanced Fund. The Company may add additional Covered Funds in the future. The Covered Fund is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the Contract. Offering the GLWB in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Fund relative to other funds. This may suppress the value of the benefits provided by the GLWB because the Benefit Base will reset only when the Covered Fund Value is higher than the Benefit Base. We take into account the Covered Fund’s use of strategies to lower volatility when we selected them for use with the GLWB. In addition, the Covered Fund is a fund of funds, which means you will pay fees at both fund levels, which may reduce investment return. Only Investor Class shares of the Covered Fund are available under the Contract.
Meeting investment objectives depends on various factors, including, but not limited to, how well the Covered Fund managers anticipate changing economic and market conditions. There is no guarantee that the Covered Fund will achieve its stated objectives. Currently, all Covered Fund is available in all states. If the Covered Fund is not available in all states, that Covered Fund will be listed as an appendix to this Prospectus.
Reinvestment and Redemption
All dividend distributions and capital gains made by the Covered Fund will be automatically reinvested in shares of the Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.
Payments We Receive
Empower and Empower Financial Services, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Fund that is paid out of administrative service fees and 12b-1 fees that are deducted from Covered Fund assets.
Selection of Underlying Funds
Empower selects the Covered Fund(s) offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Empower for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected a portfolio of the Empower Funds at least in part because it is managed by our directly owned subsidiary.
Empower periodically reviews the available Covered Fund(s) and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of Contract Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations. At least one Covered Fund will always be available for investment under the Contract.
You are responsible for choosing the amount allocated to the Covered Fund that is appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
You bear the risk of any decline in your Contract Value resulting from the performance of the Covered Fund in which you are invested. Before selecting SecureFoundation® Balanced Fund we encourage you to thoroughly investigate all information that is available to you regarding the Covered Fund including the Covered Fund’s prospectus, statement of additional information and annual and semi-annual reports. After you select the Covered Fund for your initial Contribution, you should monitor and periodically re-evaluate your allocation to determine if it is still appropriate. We do not recommend or endorse the existing Covered Fund or any additional Covered Funds that might be provided in the future. Nor do we provide investment advice.
The Contract
The Contract is available for purchase by individuals through an IRA.
Purchasing the Contract
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You may acquire a Contract by completing and sending to us a Contract application and your initial Contribution. After we approve the application, we will issue your Contract. If your Contract application is complete, we will allocate your initial Contribution to the Variable Accounts according to the instructions you provide in your application within two Business Days of receiving the application at our Administrative Offices. If your application is incomplete, we will contact you to obtain the missing information. If your Contract application remains incomplete for five Business Days, we will immediately return your Contribution(s). If we complete a Contract application within five Business Days of our receipt of the incomplete application, we will allocate your initial Contribution within two Business Days of the application’s completion in accordance with your allocation instructions.
Contributions
There is no minimum amount or number of Contributions. The maximum amount of annual contributions is limited by the Code. Your ability to make Contributions may be limited after you begin receiving Installments under the GLWB. See “The Withdrawal Phase” later in this Prospectus.
Subsequent Contributions
Empower will allocate your subsequent Contributions according to the allocation instructions you provided in your Contract application. Empower will allocate Contributions on the Valuation Date we receive them.
You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Empower receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Empower reserves the right, after providing advance written notice to Contractowners, to refuse any Contribution. Any Contribution that causes a Contract Value to exceed $5 million may require Empower’s prior approval.
You will receive a statement of your Contract Value no less frequently than annually. You may also review your Contract Value through KeyTalk® or via the Internet. KeyTalk is an automated phone system that you may use to obtain information about your account. The phone number (and website link) are displayed on quarterly statements and on initial communications you received when purchasing the Contract.
Free Look Period
You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Empower within 10 days or a period of time required by state law after Empower receives your completed application form. State variations, if any, to this free look provision can be found in the attached Appendix A - Covered Fund Available Under the Contract. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your Contract Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. However, some states may require that the full amount of your Contribution be returned. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
CALIFORNIA RESIDENTS ONLY – Age 60 and Older
If you are a California resident age 60 or older when your Contract is issued, you have a 30-day right to cancel your Contract and you must instruct us whether you want to receive a return of your Contribution(s) or a return of Contract Value on exercising the right to cancel. Your choice will affect how we allocate your Contribution(s) during the 30-day period. You may cancel your Contract within 30 days of the date you received it and receive a refund by delivering a Request to cancel to our Administrative Offices or to an authorized agent of Empower. If you deliver the Request by US mail, it must be postmarked prior to the expiration of the free look period.
If you choose a return of Contribution(s), we will allocate your entire initial Contribution and any subsequent Contributions made during the 30-day period following your Contract date to the Empower Government Money Market Fund, which is advised by Empower Capital Management LLC. If you choose to exercise your free look right under the Contract using this option, you will receive a refund equal to the greater of (i) your Contribution(s) plus fees and charges (less any withdrawals taken) and (ii) your Contract Value plus any fees and charges (less withdrawals taken). We will refund the amount to you within 30 days from the date we received your Request to cancel. The Empower Government Money Market Fund is available solely to California residents age 60 and older who elect to receive a return of Contribution(s) on the exercise of their free look right. It is not a Covered Fund or an investment option available for future allocations or transfers, and it has no connection with the operation of the Guaranteed Lifetime Withdrawal Benefit.
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If you choose to allocate your initial Contribution and any subsequent Contributions to the Covered Fund during the 30-day period following your Contract date, cancellation shall entitle you to a refund of the Contract Value plus any fees and charges (less withdrawals taken), which amount may be higher or lower than your Contribution(s), depending on the investment performance of the Covered Fund you selected. We will refund the amount to you within 30 days of our receipt of your Request to cancel.
If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
Assignments and Transfers
In general, your interest in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.
Transaction Date
All Requests, Contributions, and Deposits received in Good Order with all required documentation at Empower’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.
Contract Value
Your Contract Value is your interest in the Variable Account, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to the Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to the Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate the Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.
The Net Investment Factor for the Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting from the result where:
(a)is the net result of:
(i)the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii)the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date” occurs during the current Valuation Period; plus or minus
(iii)a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Empower to have resulted from the investment operations of the Variable Account; and
(b)is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and
(c)is an amount representing the Variable Asset Charge deducted, if any, from each Variable Account on a daily basis.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.
The value of a Variable Account’s assets is determined at the end of each Valuation Date.
Your Contract Value will reflect the investment performance of the Variable Account which in turn reflect the investment performance of the Covered Fund, which we factor in by using the Net Investment Factor. Any investment advisory fees deducted from the Contract will result in cancellation of Accumulation Units of the Variable Account.
Changes to the Contract
Empower can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Empower will notify Contractowners of any changes that affect their Contract.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit	Provides guaranteed minimum lifetime income without regard to the performance of the Covered Fund, provided the conditions of the GLWB is satisfied.	Standard	The Guarantee Benefit Fee is calculated on an annual basis as a percentage of the Covered Fund Value. The fee may range from 0.70% to 1.50%. Currently, the fee is 1.20%
Must be invested in the Covered Fund made available under the Contract; Must pay the Guarantee Benefit Fee when due.The deduction of advisory fees are treated as Excess Withdrawals and will result in a dollar-for- dollar reduction of your Covered Fund Value. Deduction of third-party advisory fees are treated as Excess Withdrawals and will result in a dollar-for-dollar reduction of your Covered Fund Value and a proportionate reduction of your Benefit Base.

Death Benefit
If you die during the Accumulation Phase or the Withdrawal Phase, the GLWB will terminate, and the remaining Contract Value will be distributed to the beneficiary in accordance with the Code and the terms of the Contract. If you die during the Withdrawal Phase while a joint Covered Person is still living, the joint
Covered Person will continue to receive GAWs for the remainder of his or her life.
		Standard	None	The deduction of advisory fees are treated as Excess Withdrawals and will result in a dollar-for-dollar reduction of your Covered Fund Value and therefore, your death benefit.
Loan	You may take a loan on your Contract Value during the Accumulation Phase or the Withdrawal Phase if permitted by the Code.	Standard	None
•Must be permitted by the Code.
•Any amount withdrawn from Covered Fund Value to fund the loan will be treated be as an Excess Withdrawal, which will result in a proportional reduction of your Benefit Base and may reduce the Benefit Base more than the amount of the withdrawal.

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The Guaranteed Lifetime Withdrawal Benefit
The GLWB provides guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the Contract Value equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to you for the rest of your life.
The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse and the sole beneficiary of the Contractowner.
The GLWB provides two basic protections to Contractowners who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the Contractowner from:
•longevity risk, which is the risk that the Contractowner will outlive the assets invested in the Covered Fund; and
•income volatility risk, which is the risk of downward fluctuations in the Contractowner’s retirement income due to changes in market performance.
Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.
The GLWB does not provide a guarantee that the Covered Fund or the Contract will retain a certain value or that the value of the Covered Fund or the Contract will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Fund and regardless of how long the Contractowner lives, the Contractowner will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the Contractowner’s goals, the achievement of that goal is not guaranteed by the GLWB.
The GAWs are first made from your Covered Fund Value. Empower will use its own assets to pay Installments only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a Contractowner may withdraw each year to GAWs. A Contractowner who needs to take Excess Withdrawals may not receive the full benefit of the GLWB.
If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.
You should discuss your investment strategy and risk tolerance with your financial advisor before purchasing the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement.
Any payments we are required to make under the GLWB that exceed your Contract Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third-party creditors. Therefore, your receipt of payments from us is subject to our claims paying ability.
The GLWB is calculated for your Contract Value allocated to the Covered Fund.
Like all withdrawals under the Contract, a withdrawal from the Covered Fund may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether and terminate the Contract.
The Guarantee Benefit Fee
In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
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•The maximum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 1.50%;
•The minimum Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 0.70%;
•The current Guarantee Benefit Fee, as a percentage of a Contractowner’s Covered Fund Value, on an annual basis, is 1.20%.
You will pay the Guarantee Benefit Fee for Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. For the Empower SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate Contract Value to the Variable Account that invests in the fund).
We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon thirty (30) days prior written notice. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee. Because the Covered Fund is offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Fund.
How the GLWB Works
The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”
The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to a Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, you may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this Prospectus), and take withdrawals (although such withdrawals will be considered Excess Withdrawals, which will reduce the amount of the Benefit Base and could terminate the GAWs and the Contract). You are responsible for managing withdrawals during the Accumulation Phase.
The Withdrawal Phase: After the Contractowner (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the Contractowner may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1∕2 may result in certain tax penalties.
Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the GLWB or Contract, such as custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the Contractowner (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the Contractowner (and the surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the Contractowner invests. You may not make additional Contributions after the Settlement Phase begins.
Cancellation of the GLWB
The GLWB is cancelled when the Covered Fund Value and Benefit Base are reduced to zero before the Settlement Phase as a result of one or more Excess Withdrawals. If the GLWB is cancelled, the Benefit Base, GAW, and any other benefit under the GLWB shall terminate.
Numerical Example Where GLWB Is NOT Cancelled:
Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
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Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $49,500
Covered Fund Value after Excess Withdrawal = $50,000 - $49,500 = $500
Covered Fund Value adjustment = $500/$50,000 = 0.01
Adjusted Benefit Base = $100,000 x 0.01 = $1,000
New GAW Installment amount = $1,000 * 5% = $50
Numerical Example Where GLWB Is Cancelled:
Attained Age: 67
Current Benefit Base = $100,000
Current Covered Fund Value = $55,000
Current GAW%: 5%
Current GAW Installment amount = $5,000
Covered Fund Value after GAW payment = $55,000 - $5,000 = $50,000
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Excess Withdrawal amount: $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $50,000 = $0
Covered Fund Value adjustment = $0/$50,000 = 0
Adjusted Benefit Base = $100,000 x 0 = $0
So, as the Benefit Base is depleted, the GLWB is cancelled.
Termination of the GLWB
The GLWB will automatically terminate as provided in the Contract for reasons including, but not limited to, those set forth below:
•on the Annuity Commencement Date;
•upon death of the single Covered Person if there is no surviving Covered Person or, if there are joint Covered Persons, the death of the second to die if the second Covered Person continues the Contract;
•subject to any applicable grace period, if Empower does not receive the Guarantee Benefit Fee on the date the fee is due;
•if a Covered Fund is discontinued or otherwise removed and the Contractowner after receiving notice does not agree to Transfer such Covered Fund Value to a comparable Covered Fund currently made available by Empower within 60 days; and
•if the Owner terminates the Contract and the Covered Person is not in the Settlement Phase.
The Accumulation Phase
The Accumulation Phase starts when your GLWB begins to accrue, which was discussed in the Guarantee Benefit Fee section of this Prospectus, above. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.
Covered Fund Value
The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.
The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of distributions, Excess Withdrawals, or Installments.
The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).
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Benefit Base
The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The Contractowner’s Benefit Base and Covered Fund Value may not be equal to one another. In the event of a distribution from a retirement plan in which the Contractowner was invested in an Empower approved GLWB, the Contractowner may be able to restore his or her Benefit Base established in such retirement plan by rolling over the proceeds from the distribution directly into the Contract.
The Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.
In the event of a distribution from a tax-deferred retirement plan established under Section 401(a), 403(a), 403(b), or governmental 457 (b) of the Code (each a “tax-deferred retirement plan”), under which the IRA Owner was invested in an Empower approved GLWB benefit, the IRA Owner can proportionately restore his or her Benefit Base established in such a tax-deferred retirement plan by rolling over those eligible proceeds directly into an IRA and the Contract. Additionally, if an IRA Owner was invested in another contract with an Empower approved GLWB benefit under an IRA or an individual retirement annuity, the IRA Owner can convert the IRA Owner’s Benefit Base under such contract and restore the respective Benefit Base under the Contract by transferring the proceeds directly into the Contract as permitted under the Code.
If a Benefit Base is restored under the Contract, the IRA Owner will be subject to all elections made under the prior contract and will be placed in the same “phase” under the Contract. In order to restore a Benefit Base under the Contract, the IRA Owner must (i) invest the covered fund proceeds under the old contract in the available Covered Fund in the Contract; and (ii) submit a request, in Good Order, to restore the Benefit Base.
After the initial Benefit Base is established:
•We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time you make a Contribution to the Covered Fund.
•We decrease the Covered Fund’s Benefit Base on a proportionate basis each time you make an Excess Withdrawal from the Covered Fund. (See the numerical example under “Excess Withdrawals During the Accumulation Phase”). (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)
•On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)
A few things to keep in mind regarding the Benefit Base:
•The Benefit Base is used only for purposes of calculating your Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•It is important that you do not confuse the Benefit Base with the Covered Fund Value.
•During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time you make a Contribution or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.
•The maximum Benefit Base is $5,000,000.
Subsequent Contributions to Your Contractowner Account
You may make additional Contributions at any time during the Accumulation Phase. Subject to the requirements of federal tax law, additional Contributions may be made by cash deposit, transfers from other IRAs, or rollovers from certain retirement accounts. All additional Contributions made to the Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar- for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.
Empower reserves the right to refuse additional Contributions at any time at our discretion. If Empower refuses additional Contributions, you will retain all other rights under the GLWB.
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Ratchet Date Adjustments to the Benefit Base
During the Accumulation Phase, the Benefit Base for the Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund, the Ratchet Date will be the anniversary of your Election Date. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the Contractowner’s Benefit Base will never decrease solely due to negative Covered Fund performance.
On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.
Excess Withdrawals During the Accumulation Phase
During the Accumulation Phase, any withdrawals you make from the Covered Fund will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limits or minimum required distributions under the Code, including Transfers from the Covered Fund to another investment option.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect your future benefits under the GLWB. In the event you decide to take an Excess Withdrawal, as discussed below, the Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal and result in the termination of the Contract and the GLWB.
Numerical Example
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000 Covered
Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Transfers
Transfers of Contract Value between the Variable Account that invests in the Covered Fund or to other IRA investments are treated as withdrawals -- which during the Accumulation Phase are all Excess Withdrawals -- from the Covered Fund from which the Transfers are taken. A Contractowner who Transfers Contract Value out of a Covered Fund is prohibited from making any Transfer into the Covered Fund for period of at least ninety (90) calendar days.
Empower reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Contractowners.
Death During the Accumulation Phase
If the Contractowner dies during the Accumulation Phase, then the GLWB will terminate and the Contract Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the beneficiary’s election. A beneficiary that is the Spouse of the Contractowner may roll over the Contract Value to an individual retirement account or annuity that offers an Empower approved GLWB feature, if available. In this situation, the individual retirement account or annuity will not restore the Contractowner’s Benefit Base, but will establish a new Benefit Base calculated by reference to the Contract Value allocated to the Covered Fund.
If the Contractowner dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the Contractowner dies, Empower will continue to assess the Guarantee Benefit Fee until Empower is notified of the Contractowner’s death.
As required by Section 72 of the Code, distributions must be made from the Contract upon the death of the Contractowner. For this purpose, where the Contractowner is a non-natural person, the death of the IRA Owner will be treated as the death of the Contractowner.
•If the Contractowner dies before the annuity starting date, all amounts under the Contract must be distributed within five years of the Contractowner’s death unless the beneficiary chooses to begin payments over the beneficiary’s life or life expectancy beginning within one year of the Contractowner’s death. Alternatively, a surviving Spouse may elect to treat the Contract as his or her own.
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•If a Contractowner dies after the annuity starting date, payments must continue to be made at least as rapidly as during the Contractowner’s life.
The Withdrawal Phase
The Withdrawal Phase begins when the Contractowner elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.
The Withdrawal Phase cannot begin until all Covered Persons attain age 55. Distributions prior to age 59 1∕2 may be subject to a penalty tax. Installments will not begin until Empower receives appropriate and satisfactory information verifying the age of the Covered Person(s).
In order to initiate the Withdrawal Phase, the Contractowner must submit a written Request to Empower.
Any distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.
Installments
It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s), we will determine the amount of the GAW.
Once the Withdrawal Phase has begun, you may not make any additional new Contributions although Transfers from other investment options available in the IRA and indirect rollovers (i.e., first to other investment options offered in the IRA and then to the SecureFoundation® Balanced Fund) are allowed throughout the Withdrawal Phase. Any additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.
During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The Ratchet Date will become the anniversary of Initial Installment Date for the Covered Fund, which may be different from the Ratchet Date during the Accumulation Phase, which occurs either on the anniversary of the Election Date or the first day of the year.
Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your Contract Value on a dollar- for-dollar basis.
When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.
Calculation of Installment Amount
The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:
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Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+
The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the Contractowner elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowner’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.
Installment Frequency Options
The Contractowner may elect to receive installments on the following intervals:
(a)Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.
(b)Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.
(c)Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.
(d)Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.
During the Withdrawal Phase, the Contractowner may Request to change the frequency of Installments at any time before the Settlement Phase by providing Empower with at least 30 calendar days advance notice. The frequency of Installments cannot be changed during the Settlement Phase.
Lump Sum Distribution Option
At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a lump sum distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
After a lump sum distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Empower with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.
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Automatic Resets of the GAW% During the Withdrawal Phase
Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the Contractowner’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your Contract Value, which you will receive at least annually. In addition, you may access this information at any time on Empower’s website. Empower will not increase Installments to reflect a Reset unless directed to do so by the Contractowner. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than
(Current GAW%) x (Current Benefit Base)
Then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and
(Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW Amount is $7,200
New Benefit Base is $120,000
New GAW% is 6%
Numerical Example When Reset is NOT Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW % before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So Because $4,500 is less than current GAW of $5,000, no Reset
Effect of Excess Withdrawals During the Withdrawal Phase
Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Empower requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your Contract Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value from one Covered Fund to another. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.
After the Initial Installment Date, to the extent a distribution or Transfer (when combined with Installments and all other distributions and Transfers that occurred during the applicable twelve-month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).
If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
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Numerical Example:
Covered Fund Value before GAW = $55,000
Benefit Base = $100,000
GAW %: 5%
GAW Amount = $100,000 x 5% = $5,000
Total annual withdrawal: $10,000
Excess Withdrawal = $10,000 - $5,000 = $5,000
Covered Fund Value after GAW = $55,000 - $5,000 = $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000
Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500
If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.
Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of Contract Value that is invested in the Covered Fund, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. If you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals.
If a Contractowner Requests a distribution or Transfer over the telephone, Empower will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Empower determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a Contractowner makes a Request in writing, Empower will advise the Contractowner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may contact Empower by telephone to determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such distribution or Transfer will be determined as of the date that Empower receives the Request, subject to the terms set forth in the written Request.
RMD Numerical Example #1:
•Total IRA account value = $100,000
•Covered Fund Value = $50,000 (50% of total account value)
•IRA account value held in other investments = $50,000 (50% of total account value)
•GAW = $2,500
•Total RMD attributable to the IRA = $3,000
•RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500
Under these circumstances, the Contractowner may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the Contractowner would need to take the remaining $500 RMD from the Contractowner’s other assets in the IRA.
RMD Numerical Example #2:
•Total IRA account value = $100,000
•Covered Fund Value = $50,000 (50% of total account value)
•IRA account value held in other investments = $50,000 (50% of total account value)
•GAW = $2,500
•Total RMD attributable to the IRA = $6,200
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•RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100
Under these circumstances, the Contractowner may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the Contractowner would need to withdraw the remaining $3,100 from other assets in the IRA.
You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase of the Contract.
Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Empower shall not be considered an Excess Withdrawal. However, in the event Empower sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to a Covered Fund that is not the comparable fund offered by Empower as a replacement Covered Fund, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.
Death During the Withdrawal Phase
If the Contractowner Dies After the Initial Installment Date as a Sole Covered Person.
If the Contractowner dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining Contract Value shall be distributed in accordance with the Code and the terms of the Contract. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.
If the Contractowner Dies After the Initial Installment Date while Joint Covered Person is Living.
Upon the Contractowner’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the Contractowner’s original election until his or her death, if permitted by the Code. Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining Contract Value will be distributed in accordance with the Code and the terms of the Contract.
Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum distribution or to roll over the Covered Fund Value to an IRA that offers an Empower approved GLWB feature, if available.
Any election made by the beneficiary or Covered Person is irrevocable.
The Settlement Phase
The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual IRA fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Empower uses its own assets to pay Installments to the Contractowner. During the Withdrawal Phase, the GAWs are made from the Contract Value.
Installments continue for the life of the Contractowner (and the surviving Covered Person, if any) under the terms of the GLWB, but the Contractowner will have no other rights or benefits under the Contract with respect to the GLWB. The Contractowner may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected and cannot be changed during the Settlement Phase.
You will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if you had been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.
When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no payments will be made to the beneficiary.
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Divorce Provisions Under the GLWB
In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable DRO. A DRO is a domestic relations order that creates or recognizes the existence of a former Spouse’s right to receive all or a portion of the benefits payable with respect to a Contractowner. A DRO may also assign a former Spouse the right to receive these benefits.
Depending on which phase the GLWB is in when we receive the DRO, the benefits of the GLWB will be altered to comply with the DRO. The former Spouse under the DRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the former Spouse are irrevocable. To the extent that a former Spouse becomes a Contractowner, he or she will be subject to all terms and conditions of the Contract and the Code.
During the Accumulation Phase
Empower will make payments to the former Spouse and/or enter into a new Contract with the former Spouse named in a DRO approved during the Accumulation Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
A former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base equal to the current Covered Fund Value on the date he or she enters into a new Contract. If a former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs in accordance with this Contract, the former Spouse will become the single Covered Person and will be subject to the Code. The former Spouse cannot select a joint Covered Person.
Any election made by a former Spouse described in this section is irrevocable.
During the Withdrawal Phase
Empower will make payment to the former Spouse or enter into a new Contract with the former Spouse named in a DRO approved during the Withdrawal Phase. The former Spouse is responsible for submitting a Request to begin distributions in accordance with the Code.
If there is a Sole Covered Person
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split.
The former Spouse may choose to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase that equals the Covered Fund Value on the date he or she enters into a new Contract. If the former Spouse elects to maintain the current Benefit Base, the Benefit Base will be divided between the Contractowner and the former Spouse in the same proportion as their respective Covered Fund Values pursuant to the terms of the DRO. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will become the single Covered Person, subject to the requirements of the Contract and the Code. The former Spouse cannot select a joint Covered Person.
If there are two Covered Persons
Pursuant to the instructions in the DRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the DRO will be divided in the proportion specified in the DRO. The Contractowner may continue to receive his or her proportion of the GAWs after the GLWB is split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the Contractowner cannot select a new joint Covered Person. If there is no DRO, the Contractowner will continue to receive the GAWs for his or her life but GAWs will not continue for the former Spouse’s life because the former Spouse will no longer qualify as a Covered Person.
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The former Spouse may elect to become a new Contractowner either by (i) maintaining the current Benefit Base of the Contractowner in the Accumulation Phase, divided pursuant to the terms of the DRO, or (ii) establishing a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date he or she enters into a new Contract. Alternatively, a former Spouse may elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the DRO. If the former Spouse elects to begin GAWs, the former Spouse will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the former Spouse. The former Spouse cannot select a joint Covered Person.Any election made by a former Spouse described in this section is irrevocable.
During the Settlement Phase
If a Request in connection with a DRO is approved during the Settlement Phase, Empower will divide the Installment pursuant to the terms of the DRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.
Effect of Annuitization
If the Contractowner elects to annuitize Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded. If you are entitled to a Distribution under the applicable terms and provisions of the Code, all of the Contract Value may be applied to an annuity payment option you select. Thereafter, the GLWB shall terminate. It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity starts, you can no longer take withdrawals from your GLWB Participant Contract Value.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your Contract Value among the Variable Account or to other IRA investments by Request. Empower reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.
When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.
Your Transfer Request must specify:
•the amounts being transferred;
•the other IRA investment that will receive the Transfer.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make to other IRA investments each calendar year. However, Empower reserves the right to limit, upon notice, the number of Transfers you can make.
You may make Transfers by telephone or through the Internet. Empower will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Empower will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Moving large amounts of money may also cause a substantial increase in Covered Fund transaction costs which you must bear.
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Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Contractowners in the underlying Covered Fund. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses because excessive trading may force the Covered Fund to trade shares of the underlying funds in which they invest more frequently, which would increase the Covered Fund’s acquired fund fees and expenses.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Contractowners. As part of those procedures, the Covered Fund has instructed us to perform standardized trade monitoring and request reports of the Contractowner’s trading activity if prohibited trading is suspected. If a Contractowner’s trading activity is determined to constitute prohibited trading, as defined by the Covered Fund, Empower will notify the Contractowner that a trading restriction will be implemented if the Contractowner does not cease the prohibited trading.
If the Covered Fund determines, or we determine based on the Covered Fund’s definition of prohibited trading, that the Contractowner continues to engage in prohibited trading, we will restrict the Contractowner from making Transfers into the identified Covered Fund for the period of time specified by the Covered Fund. Restricted Contractowners will be permitted to make Transfers out of the Covered Fund. When the Covered Fund’s restriction period has been met, the Contractowner will automatically be allowed to resume Transfers into the identified Covered Fund.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Contractowners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Contractowners whereby we permit prohibited trading.
The Covered Fund may have adopted its own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Covered Fund should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of the Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures we have adopted to discourage prohibited trading. For example, a Covered Fund may impose a redemption fee. Contractowners should also be aware that we are legally obligated to provide (at the Covered Fund’s request) information about each amount you cause to be deposited into the Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If the Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to the Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with the Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific Contractowners who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with the Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into the Covered Fund or directing any Transfers or other exchanges involving the Covered Fund. You should review and comply with the Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Fund’s current prospectus.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Contractowners engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Fund are generally subject to acceptance by the Covered Fund, and in some cases a Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contractowner’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, the Covered Fund.
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Please note that other insurance companies and retirement plans may also invest in the Covered Fund and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Fund generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Fund’s ability to apply the frequent trading policies and procedures. As a result, there is a risk that the Covered Fund may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Fund will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Fund. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Fund.
Charges and Deductions
Your Contract may offer a grace period following the due date for remittance to Empower of payments for charges and deductions. During such grace period, if applicable, the Contract will remain in force. Consult your Contract for details regarding applicable grace periods. The Variable Asset Charge, if assessed, would be deducted from the Accumulation Unit value used to calculate the Contract Value.
Variable Asset Charge
Currently, no Variable Asset Charge applies, but Empower reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average Contract Value to the Contract. The Variable Asset Charge compensates Empower for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the operation of the Net Investment Factor described in the section titled, Contract Value, above.
We may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.
Guarantee Benefit Fee
The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of the Covered Fund Value. The Guarantee Benefit Fee compensates Empower for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your Contract Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 1.20% of Covered Fund Value.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
Contract Maintenance Charge
We may deduct a Contract maintenance charge from your Contract Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Election Date. The Contract Maintenance Charge, if assessed, would be deducted by redeeming Accumulation Units.
Premium Tax Deductions
Some states or other governmental entities charge Premium Taxes or similar taxes. Empower is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from Contract Values when the tax is due. We will give notice to all Contractowners prior to the imposition of any such deductions from the Contract Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Contractowner, the insurance tax laws, and the status of Empower in these states when the Premium Taxes are incurred.
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Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Expenses of the Covered Fund(s)
The net asset value of the Covered Fund reflects the deduction of the Covered Fund’s fees and deductions, which are described in the prospectus for the Covered Fund. You bear these costs indirectly when you allocate to the Variable Account. In addition, the Covered Fund may impose special transaction fees, such as redemption fees, based on Contractowner activity. If the Covered Fund imposes such a fee, that fee will be deducted from the Contract Value.
Managed Account Service and Other Financial Adviser Fees
If you are enrolled in the managed account service offered by an affiliate of Empower, a charge will be deducted pro-rata across your selected investment options, including from this Contract. This charge will reduce your Covered Fund Value, but will not reduce your GLWB Benefit Base. The charge will be deducted quarterly.
If you have elected to use an investment adviser or consultant other than the affiliated managed account service and want to pay their fees from this Contract, you can submit a written request to our service center on a form satisfactory to us. If we approve your request, we will withdraw the amount of the charge and pay it to you. We do not make payments to third parties. We treat this fee payment as an Excess Withdrawal, which means it will reduce your Covered Fund Value dollar-for-dollar. It will also reduce your GLWB Benefit Base, which could be greater than the amount withdrawn as set forth in the Numerical Example immediately above, and this could be significant. In addition, this withdrawal may be subject to federal and state income taxes, and a 10% additional federal tax if you are under age 59 1∕2 may apply.
The amount of the Managed Account Service would be deducted pro-rata from your selected investment options, including from this Contract on a quarterly basis. Any third-party advisory fee would be deducted pro-rata at a frequency you select – monthly, quarterly, semi-annually or annually. Should you wish to discontinue these automatic withdrawals to pay the third-party advisory fees, you must submit a request to our service center and we will discontinue the withdrawals.
You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract.
Empower is not an investment adviser and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Custodian or Trustee Service Charges and Fees
The custodian or trustee of the IRA may separately assess charges and fees as part of the services related to offering the IRA. If applicable, those charges and fees are deducted from assets in the IRA, which may include your Contract Value. Charges and fees for these services are described in the agreement between the IRA Owner and the trustee or custodian.
Annuity Payment Options
You are not required to annuitize this Contract. You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. There is no maximum age at which you may elect to annuitize.
It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity payments start, you can no longer take withdrawals from the Participant Account Value.
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You can choose from the annuity payment options described below and any other annuity payment options which Empower may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the Contract Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your Contract Value you elected to apply to such annuity payment option.
Option 1 - Life Only Annuity
Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Contract
Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Option 2 - Joint & Survivor Annuity
Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annuitant’s election and the terms of the Code, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the Contract Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus.
Other annuity payment options acceptable to Empower may be offered. Please contact your Empower Financial Services representative to determine the annuity payment options available under your Contract.
Taxation of the Contract and the GLWB
The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular Contractowner. It does not address the consequences, if any, of holding a Contract or GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. You should consult your own tax advisor regarding the potential tax implications of purchasing a Contract or GLWB in light of your particular circumstances.
In General
The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your Contractowner Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.
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IRAs
This Contract may be held by a traditional IRA, as defined in Section 408(a) of the Code, or a Roth IRA, as defined in Section 408A of the Code. IRAs permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includable in the individual’s gross income for the year. The contributions to a traditional IRA may be deductible in whole or in part, depending on the individual’s income. Certain distributions from retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. No attempt is made here to provide more than general information about the use of the Contract in connection with an IRA.
Distributions under the Contract may be paid to the IRA, if permitted under the terms of the IRA, or directly to you. Distributions paid to the IRA are not in and of themselves taxable. In the case of distributions from an IRA to you, a ratable portion of the amount received is taxable, generally based on the ratio of your cost basis (if any) to your total accrued benefit under the IRA. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from IRAs. To the extent amounts are not includable in gross income because they have been properly rolled over to another IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which you reach age 59 1∕2; (b) distributions following your death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of your and an eligible designated beneficiary; and (d) certain other distributions specified in the Code. For more details regarding this penalty tax and other exemptions, including those related to COVID-19, that may be applicable, consult a competent tax advisor.
Generally, distributions from a traditional IRA must commence no later than April 1 of the calendar year following the year in which the individual attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949). Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her eligible designated beneficiary. Distribution requirements also apply to both traditional and Roth IRAs upon the death of the IRA Owner. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed. Distributions from IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status.
The Coronavirus Aid, Relief and Economic Security (CARES) Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover of a distribution from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct transfers from one IRA to another or conversions from a traditional to a Roth IRA.
The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax adviser for more information on this subject.
GLWB
If your Spouse is a joint Covered Person, your Spouse must be the sole beneficiary under the Contract.
Traditional IRAs are subject to RMD rules; if you own a Roth IRA, you are not required to receive RMDs from your Roth IRA during your life. Withdrawals during the Withdrawal Phase from your Covered Fund Value taken to meet RMD requirements, in the proportion of your Covered Fund Value to your overall IRA balance (and not taking into account any other IRAs you own), will be deemed to be within the contract limits for your Contract and will not be treated as Excess Withdrawals. The RMD shall not exceed the RMD amount calculated under the Code and regulations issued thereunder as in effect on the Election Date. In the event of a dispute about the RMD amount, our determination will govern.
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Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek Tax Advice. The above description of federal income tax consequences of IRAs is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor with regard to the suitability of a Contract as an IRA.
SECURE Act
In December 2019, the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”) was passed. The SECURE Act made significant changes to laws governing individual retirement accounts, individual retirement annuities, and employer sponsored retirement plans as discussed below. Many provisions are already in effect.
Increase in RMD Age. For individuals who attain age 70 1∕2 after 2019 (i.e., were born on or after July 1, 1949), the age at which you must have begun taking Required Minimum Distributions was increased to 72. See SECURE 2.0 Act of 2022, below for further changes.
Changes to Timing of Death Benefit Distributions. Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die. EDBs include: (1) the owner’s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.
SECURE 2.0 Act of 2022. The SECURE 2.0 Act of 2022 provided additional enhancements. After December 29, 2022, where applicable, the following provisions apply:
•for 401(k), 403(b), and governmental 457(b) plans, if the plan is so amended, employees are permitted to self-certify that they had an event that constitutes a hardship or an unforeseeable emergency for purposes of taking a hardship withdrawal.
•a distribution made to a participant who has been certified to be terminally ill (expected to die within 84 months) shall be exempt from the 10% early withdrawal penalty.
•allows defined contribution plans the option to provide participants to receive employer-matching contributions on a Roth basis.
•removes the required minimum distribution barriers for life annuities.
•increases the age for required minimum distributions in two phases:
•Age 73 – for individuals who attain age 72 after 2022, and age 73 before 2033.
•Age 75 – for individuals who attain age 74 after 2032.
•The following provisions, where applicable, are effective for taxable years beginning after December 31, 2023:
•Eliminates the pre-death RMD requirement for in-Plan Roth accounts.
•Allows a surviving spouse to be treated as the deceased employee for RMD purposes.
•Emergency distributions – Allows one penalty-free withdrawal of up to $1,000 per year for “unforeseeable or immediate financial needs relating to personal or family emergency expenses.”
•Domestic abuse distributions - Permits certain penalty-free early withdrawals in the case of domestic abuse in an amount not to exceed the lesser of $10,000 (indexed) or 50% of the value of the employee’s vested account under the plan.
•Increases involuntary cash-out limit from $5,000 to $7,000.
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Distributions from IRAs and Roth IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. Distributions from employer sponsored retirement plans are generally subject to mandatory withholding of 20%, even if you intend to roll the distribution over later. You can choose to have distributions transfer directly to another eligible plan or IRA, in which case no taxes are withheld.
Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek tax advice. The above description of federal income tax consequences of the different types of IRAs and retirement plans is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.
Voting Rights
To the extent required by applicable law, Empower will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the Covered Fund in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Empower determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.
The number of votes that are available will be calculated separately for the Variable Account. That number will be determined by applying the Contractowner’s percentage interest, if any, in the Variable Account to the total number of votes attributable to that Variable Account. The Contractowner holds a voting interest in the Variable Account to which Contract Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Covered Fund.
Shares for which we do not receive timely instructions and shares we hold as to which Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Payment of Withdrawal Proceeds
We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
•The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•The SEC permits, by an order, the postponement for the protection of Contractowners;
•The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and
•When mandated under applicable law.
35

Distribution of the Contracts
Empower Financial Services is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Empower. Empower Financial Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, CO 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Contract payable to Empower Financial Services agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.
Compensation paid to Empower Financial Services agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Empower and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Empower and its affiliates for providing administrative, marketing, and other support and services to the Covered Fund. Empower and its affiliates may pay a portion of the compensation received from Covered Fund to Empower Financial Services agents, independent registered insurance brokers, and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Contracts, Empower and/or its affiliates also pay Empower Financial Services agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by Empower Financial Services, including the Covered Fund under the Contract. Empower and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which Empower Financial Services agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Empower and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, Empower Financial Services agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to Empower Financial Services agents may be based on certain performance measurements, including a percentage of the net amount invested in the Covered Fund through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an Empower Financial Services agent to recommend or sell the Contract instead of other products, which may not necessarily be to your benefit.
You should ask your Empower Financial Services agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences may include, among other things, free look rights and issue age limitations. This Prospectus describes the material rights and obligations of a Contractowner, and the maximum fees and charges for all Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Contract or in endorsements attached to your Contract and are also included in Appendix B - State Variations to this Prospectus. See your agent or contact us for information that is specific to your state.
Rights Reserved by Empower
We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Empower will obtain the applicable Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Empower will provide notice of these changes to the Contractowner at the Contractowner’s last known address on file with Empower.
36

Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Empower informs you that we are closing to new investment a Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Empower does not receive your changed allocation instructions, we may return all affected new Contributions or Transfers or allocate those new Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you make to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.
Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, Covered Persons, annuitants, beneficiaries, and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
Empower is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. Empower may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Empower may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Empower, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.

Empower’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Empower's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Empower’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Empower’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Empower’s financial position.

Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of EFSI to perform its contract with the Separate Account; or Empower’s ability to meet its obligations under the Contracts.
Financial Statements
Financial statements of Empower and the Separate Account can be found in the Statement of Additional Information (SAI). To request a free SAI, please contact Empower by calling (855) 756-4738 (U.S.).
37

Appendix A – Covered Fund Available Under the Contract
The following is a list of the Covered Fund(s) currently available under the Contract. More information about the available Covered Fund is available in the prospectus for the Covered Fund, which may be amended from time to time and can be found online at www.empower.com/investments/empower-funds/fund-documents. You can also request this information at no cost by calling (855) 756-4738.
The current expenses and performance information below reflect fees and expenses of the Covered Fund(s), but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Covered Fund is not necessarily an indication of future performance.

COVERED FUND TYPE	COVERED FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEAR	10 YEAR
Balanced	Empower SecureFoundation® Balanced Fund - Investor Class*	0.58%	12.93%	5.61%	7.44%
	Adviser: Empower Capital Management, LLC
	Subadviser: N/A
A-1

Appendix B - State Variations

STATE	CONTRACT
AL
AK
AZ
AR
CA
Over 60 front Cover:
IMPORTANT
YOU HAVE PURCHASED A VARIABLE ANNUITY CONTRACT. CAREFULLY REVIEW IT FOR LIMITATIONS. THIS POLICY MAY BE RETURNED WITHIN 30 DAYS FROM THE DATE YOU RECEIVED IT. DURING THAT 30-DAY PERIOD, YOUR MONEY WILL BE PLACED IN A FIXED ACCOUNT OR MONEY-MARKET FUND, UNLESS YOU DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO UNDERLYING THE CONTRACT DURING THE 30-DAY PERIOD. IF YOU DO NOT DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO, AND IF YOU RETURN THE POLICY WITHIN THE 30-DAY PERIOD, YOU WILL BE ENTITLED TO A REFUND OF THE PREMIUM AND POLICY FEES. IF YOU DIRECT THAT THE PREMIUM BE INVESTED IN A STOCK OR BOND PORTFOLIO DURING THE 30 DAY PERIOD, AND IF YOU RETURN THE POLICY DURING THAT PERIOD, YOU WILL BE ENTITLED TO A REFUND OF THE POLICY’S ACCOUNT VALUE ON THE DAY THE POLICY IS RECEIVED BY THE INSURANCE COMPANY OR AGENT WHO SOLD YOU THIS POLICY, WHICH COULD BE LESS THAN THE PREMIUM YOU PAID FOR THE POLICY. A RETURN OF THE POLICY MAY RESULT IN A SUBSTANTIAL PENALTY.
You have a 30 day right to cancel. If you are not satisfied with the Contract, return it to the Empower Retirement IRA Center or an agent of the Company. The Contract will be void from the start, and the Company will refund the Surrender Value provided in the Contract, plus any fees or charges deducted from the premiums or imposed under the Contract.
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY
Contract:Page 22
SECTION 14. GENERAL PROVISIONS
14.02 Entire Contract - This Contact, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Empower. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.

CO
CT
DC
Contract: Page 22
SECTION 14. GENERAL PROVISIONS
14.02 Entire Contract - This Contact, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Empower. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.

DE
FL
Contract: Page 10
SECTION 5. CONTRIBUTIONS AND DEPOSITS
5.01 Contributions
The Company reserves the right to stop accepting Contributions altogether only if required by law or if the Company can no longer support the Guarantees under the Contract or if the Company stops selling the Contract.

GA
HI
ID
IL

STATE	CONTRACT
IN
IA
KS
KY
LA
ME
MD
MA
MI
MN
MS
MO
MT
NE
NV
NH
NJ
NM
NY	NOT AVAILABLE
NC
ND
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
VT
VA
WA
WV
WI

STATE	CONTRACT
WY

You can find more detail pertaining to the Contract in the Statement of Additional Information (the “SAI”), dated May 1, 2026, which has been filed with the SEC. The SAI has been incorporated by reference as a matter of law into this Prospectus. The SAI may be obtained without charge by contacting the Company at its Administrative Office or by calling (855) 756-4738. You may also obtain copies of the Prospectus, material incorporated by reference and other information regarding the Company.
Reports and other information about the Separate Account and the Contract are available on the SEC’s website at www.sec.gov. Copies of this information may be obtained, upon payment, of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000158014

VARIABLE ANNUITY-8 SERIES ACCOUNT
EMPOWER SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract
issued by
Empower Annuity Insurance Company of America
8515 East Orchard Road
Greenwood Village, CO 80111
Telephone: (800) 701-8255
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2026, which is available without charge by contacting the Retirement Service Center at P.O. Box 173764, Denver, CO 80217-3764, or at (866) 317-6586.
The date of this Statement of Additional Information is May 1, 2026.
1

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
Empower Annuity Insurance Company of America and Variable Annuity-8 Series Account
Empower Annuity Insurance Company of America (“Empower” or the “Company”), the issuer of the Contract, is a stock life insurance company organized under the laws of the State of Colorado that is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, and the U.S. Virgin Islands.
The Company was originally organized under the laws of the State of Kansas as the National Internment Association. Its name was changed to Ranger National Life Insurance Company in 1963, then to Insuramerica Corporation, and then to Great-West Life & Annuity Insurance Company in 1982, prior to adopting our current name in 2022. In September 1990, the Company was re-domesticated under the laws of the State of Colorado.
Empower is a direct wholly-owned subsidiary of Empower Holdings, LLC (“Empower Holdings”), a Delaware limited liability company. Empower Holdings is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. ("Lifeco"), a Canadian holding company. Lifeco operates in the United States primarily through the Company, and in Canada and Europe through The Canada Life Assurance Company and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation ("Power Financial"), a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation ("Power Corporation"), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation. The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Empower established the Separate Account on March 24, 2015. The Separate Account consists of Variable Accounts and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a unit investment trust. This registration does not involve SEC supervision of the Separate Account or Empower.
The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.
On June 3, 2019, the Company entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Empower  under substantially all of its non-participating individual life insurance and annuity business and group life and health business. The Contract was not impacted by the transaction.
Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
Services
A.Safekeeping of Separate Account Assets
The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is
3

afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.
B.Independent Registered Public Accounting Firm
The financial statements and financial highlights of Empower SecureFoundation® Balanced Fund – Institutional Class, the investment division of Variable Annuity-8 Series Account of Empower Annuity Insurance Company of America, as of and for the year ended December 31, 2025, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the independent registered public accounting firm of Variable Annuity-8 Series Account of Empower Annuity Insurance Company of America.
C.Independent Auditor
The statutory-basis financial statements of Empower Annuity Insurance Company of America, as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report which expresses an unmodified opinion on the statutory-basis financial statements and an adverse opinion on the accounting principles generally accepted in the United States. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
D.Principal Underwriter
The offering of the Contracts is made on a continuous basis by Empower Financial Services, Inc. (“Empower Financial Services”), a wholly owned subsidiary of the Company. Empower Financial Services is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age 85.
Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Financial Statements
The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account.
4

Variable Annuity-8 Series
Account of Empower Annuity
Insurance Company of America

Annual Report
December 31, 2025

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
INVESTMENT DIVISION
Empower SecureFoundation® Balanced Fund - Institutional Class
ASSETS:
Investments at fair value (1)	$54,380,106
Purchase payments receivable	1,803
Receivable from fund shares sold	5,853
Total Assets	54,387,762

LIABILITIES:
Redemptions payable	7,656
Total Liabilities	7,656

NET ASSETS	$54,380,106

NET ASSETS REPRESENTED BY:
Accumulation units	$54,380,106

ACCUMULATION UNITS OUTSTANDING	2,676,617

UNIT VALUE (ACCUMULATION)	$20.32

(1) Cost of investments:	$56,888,758
Shares of investments:	7,212,216

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
INVESTMENT DIVISION
Empower SecureFoundation® Balanced Fund - Institutional Class
INVESTMENT INCOME:
Dividends	$2,970,453

NET INVESTMENT INCOME (LOSS)	2,970,453

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	990,256
Net realized gain (loss) on sale of fund shares	(1,751,110)
Change in unrealized appreciation (depreciation) on investments	4,336,466

Net realized and unrealized gain (loss) on investments	3,575,612

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,546,065

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2025 and 2024

	INVESTMENT DIVISION
	Empower SecureFoundation® Balanced Fund - Institutional Class

	2025	2024

OPERATIONS:
Net investment income (loss)	$2,970,453	$2,368,049
Realized gain distributions	990,256	4,963,421
Net realized gain (loss) on sale of fund shares	(1,751,110)	(2,158,196)
Change in unrealized appreciation (depreciation) on investments	4,336,466	(312,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,546,065	4,860,561

CONTRACT TRANSACTIONS:
Purchase payments received	254,660	170,962
Transfers for contract benefits and terminations	(4,544,104)	(3,170,124)
Net transfers	61,989	(4,944,221)
Contract maintenance charges	(743,022)	(825,198)
Other, net	(72,091)	(86,709)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(5,042,568)	(8,855,290)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,503,497	(3,994,729)

NET ASSETS:
Beginning of period	52,876,609	56,871,338
End of period	$54,380,106	$52,876,609

CHANGES IN UNITS OUTSTANDING:
Units issued	20,555	20,357
Units redeemed	(292,860)	(516,876)

Net increase (decrease)	(272,305)	(496,519)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2025
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Variable Annuity-8 Series Account (the Series Account), a separate account of Empower Annuity Insurance Company of America (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It was established to receive and invest premium payments under group and individual variable deferred annuity contracts. The Series Account consists of one investment division (Investment Division), which is treated as an individual accounting entity for financial reporting purposes, and invests all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.
Under applicable insurance law, the assets and liabilities of the Investment Division of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.
Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.
Security Valuation
Mutual fund investments held by the Investment Division are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2025, the only investment of the Investment Division of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.
Fund of Funds Structure Risk
Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income
Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gain distributions, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as Realized gain distributions within the Net realized and unrealized gain (loss) on investments section of the Statement of Operations of the applicable Investment Division.
Contracts in the Payout Phase (annuitization period)
Net assets of the Investment Division allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Series Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Any adjustments to these amounts are reflected in Adjustments to net assets allocated to contracts in payout phase on the Statement of Changes in Net Assets of the applicable Investment Division. In 2025, the Series Account had no contracts in the payout phase.
Federal Income Taxes
The operations of the Investment Division of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. LLC. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Investment Division of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
Segment Reporting
In accordance with Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07), the Empower Product Team acts as the Series Account's chief operating decision maker (CODM) and is responsible for assessing performance and allocating resources with respect to the Series Account. The CODM has concluded that each Investment Division of the Series Account operates as a single operating segment based on the fact that each has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance, and it is the level at which discrete financial information is available. The financial information provided to and reviewed by the CODM is presented within the Series Account's financial statements.
Application of Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (ASU 2023-09), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Series Account’s adoption of ASU 2023-09 did not have a material impact on the financial statements.
Due from (due to) the Company
Due from (due to) the Company represents the variance between investments and reserves applicable to the Investment Division.

Purchase Payments Received
Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Division.
Transfers for Contract Benefits and Terminations
Transfers for contract benefits and terminations are payments to contract owners by the Company and are reported as Contract Transactions in the Statement of Changes in Net Assets of the applicable Investment Division.
Net Transfers
The amounts reported as Net transfers on the Statement of Changes in Net Assets of the applicable Investment Division include transfers between other investment options of the Company, not included in the Series Account.
Other, Net
The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Division consist of loans from participant accounts and loan repayments to participant accounts.
2. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025, were as follows:

Investment Division	Purchases	Sales

Empower SecureFoundation® Balanced Fund - Institutional Class	$6,477,195	$7,559,054
3. EXPENSES AND RELATED PARTY TRANSACTIONS
Deductions for Assumption of Mortality and Expense Risks
The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 0.00%. If applicable, this charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Division.
Contract Maintenance Charges
The Company may deduct an annual maintenance charge of $100, which is made directly to contract owner accounts through the redemption of units, for each contract. This charge is assessed as a redemption of units and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Division.
Deductions for Premium Taxes
The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Division.
Optional GLWB Rider Benefit Fee
The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value for the guaranteed lifetime withdrawal benefit. Currently, this charge is 0.90%. This charge is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Division.

Related Party Transactions
Empower Funds, Inc., funds of which are underlying the Investment Division, is a registered investment company affiliated with the Company. Empower Capital Management, LLC (ECM), a wholly owned subsidiary of the Company, serves as investment adviser to Empower Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Empower Funds, Inc. to compensate ECM for investment advisory services.
4. SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2025, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 8, 2026. No subsequent events requiring adjustments or disclosures have occurred.
5. FINANCIAL HIGHLIGHTS
For the Investment Division of the Series Account, the accumulation units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each year or period ended December 31 are included below. Unit values in the financial highlights are presented in order from the unit value associated with the highest expense ratio to the unit value associated with the lowest expense ratio. Because unit values on the Statement of Assets and Liabilities are calculated on an aggregated basis, they may not fall within the ranges presented in the financial highlights.
The Expense Ratios are presented as a range from lowest to highest and represent the annualized contract expenses of the respective Investment Division of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. As the total returns for the Investment Division of the Series Account are presented as a range based on product groupings representing the highest and lowest expense ratios, total returns for individual contracts may not fall within the ranges presented.
The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

	At December 31					For the year ended December 31
	Units (000s)	Unit Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio			Total Return Ratio
							Lowest	—	Highest

	Empower SecureFoundation® Balanced Fund - Institutional Class
2025	2,677	$20.32	to	$20.32	$54,380	5.67%	0.00%	to	0.00%	13.31%	to	13.31%
2024	2,949	$17.93	to	$17.93	$52,877	4.15%	0.00%	to	0.00%	8.62%	to	8.62%
2023	3,445	$16.51	to	$16.51	$56,871	4.52%	0.00%	to	0.00%	13.55%	to	13.55%
2022	3,631	$14.54	to	$14.54	$52,773	3.92%	0.00%	to	0.00%	(14.22)%	to	(14.22)%
2021	3,030	$16.95	to	$16.95	$51,346	3.67%	0.00%	to	0.00%	11.46%	to	11.46%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of Variable Annuity-8 Series Account of Empower Annuity Insurance Company of America and the Board of Directors of Empower Annuity Insurance Company of America
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Empower SecureFoundation® Balanced Fund – Institutional Class, the investment division of Variable Annuity-8 Series Account of Empower Annuity Insurance Company of America (the “Series Account”), as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, which include the financial highlights (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the investment division constituting the Series Account as of December 31, 2025, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on the Series Account's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 8, 2026

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

Empower Annuity Insurance Company of America
Audited Annual Statutory Financial Statements
.

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2025 and 2024, and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows, and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2025, and Independent Auditor's Report

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EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Item 8. Financial Statements and Supplementary Data

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INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Stockholder of
Empower Annuity Insurance Company of America
Greenwood Village, Colorado
Opinions
We have audited the statutory-basis financial statements of Empower Annuity Insurance Company of America (the "Company") (a wholly-owned subsidiary of Empower Holdings, LLC), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the

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United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Emphasis of Matter
The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.
Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

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•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Report on Supplemental Schedules
Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risk interrogatories, and the supplemental schedule regarding reinsurance contracts with risk limiting features as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP
Denver, Colorado
March 31, 2026

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus Index
December 31, 2025 and 2024
(In Thousands, Except Share Amounts)

	December 31,
	2025	2024
Admitted assets:
Cash and invested assets:
Bonds	$25,555,512	$24,973,698
Preferred and common stock	1,985,113	1,936,413
Mortgage loans (net of allowances of $76,626 and $39,611)	4,612,716	5,387,154
Contract loans	3,512,259	3,536,463
Cash, cash equivalents and short-term investments	2,436,586	1,150,880
Other invested assets	3,505,451	2,988,840
Total cash and invested assets	41,607,637	39,973,448

Investment income due and accrued	360,053	354,880
Reinsurance recoverable	626,258	384,389
Funds held or deposited with reinsured companies	4,582,821	5,199,528
Current federal income taxes recoverable	38,995	—
Deferred income taxes	79,545	112,067
Due from parent, subsidiaries and affiliates	501,502	700,921
Other assets	544,784	812,006
Assets from separate accounts	22,441,493	22,594,303
Total admitted assets	$70,783,088	$70,131,542

See notes to statutory financial statements.              Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus Index
December 31, 2025 and 2024
(In Thousands, Except Share Amounts)

	December 31,
	2025	2024
Liabilities, capital and surplus:
Liabilities:
Reserves for life insurance and annuities and accident and health policies	$27,318,216	$28,278,401
Liability for deposit-type contracts	11,770,019	10,245,580
Asset valuation reserve	518,351	305,795
Due to parent, subsidiaries and affiliates	46,652	182,115
Revolving credit facility with affiliate	520,000	—
Commercial paper	199,523	99,717
Current federal income taxes payable	—	47,932
Payable under securities lending agreements	419,733	134,685
Other liabilities	3,170,670	3,507,635
Liabilities from separate accounts	22,441,494	22,594,303
Total liabilities	66,404,658	65,396,163

Commitments and contingencies (see Note 14)

Capital and surplus:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value; 50,000,000 shares authorized; 22,648,660 and 22,648,560 shares issued in 2025 and 2024, respectively	22,794	22,649
Surplus notes	1,579,833	2,108,664
Gross paid in and contributed surplus	6,524,610	6,497,277
Unassigned deficit	(3,748,807)	(3,893,211)
Total capital and surplus	4,378,430	4,735,379

Total liabilities, capital and surplus	$70,783,088	$70,131,542

See notes to statutory financial statements.          Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Operations Index
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023
Income:
Premium income and annuity consideration	$5,380,290	$4,475,139	$5,567,710
Net investment income	1,637,406	1,470,865	1,969,201
Amortization of interest maintenance reserve	(11,925)	(14,169)	2,113
Commission and expense allowances on reinsurance ceded	205,420	209,381	259,378
Reserve adjustment on reinsurance ceded	(303,539)	(922,697)	(1,672,963)
Other income	513,236	448,570	478,656
Total income	7,420,888	5,667,089	6,604,095

Expenses:
Death benefits	198,325	247,321	281,360
Annuity benefits	322,340	321,867	323,701
Surrender benefits	11,826,268	12,996,180	15,770,211
Decrease in aggregate reserves for life and accident and health policies and contracts	(957,615)	(2,711,402)	(5,442,498)
Other benefits	90,368	91,164	134,269
Total benefits	11,479,686	10,945,130	11,067,043

Commissions	41,708	43,909	50,225
Other insurance expenses	564,366	494,938	561,610
Net transfers from separate accounts	(5,400,686)	(6,393,583)	(6,165,670)
Interest maintenance reserve reinsurance activity	2,767	23,330	2,883
Total benefit and expenses	6,687,841	5,113,724	5,516,091

Net gain from operations before dividends to policyholders, federal income taxes and net realized capital losses	733,047	553,365	1,088,004
Dividends to policyholders	4,317	3,455	4,432
Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital losses	728,730	549,910	1,083,572
Federal income tax (benefit) expense	(50,806)	683	34,274
Net gain from operations before net realized capital losses	779,536	549,227	1,049,298
Net realized capital losses, net of federal income tax benefit of $13,875, $6,507 and $6,203, respectively and transfers to interest maintenance reserve	(52,197)	(24,480)	(23,336)
Net income	$727,339	$524,747	$1,025,962

See notes to statutory financial statements.               .

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Changes in Capital and Surplus Index
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023

Capital and surplus, beginning of year	$4,735,379	$3,782,006	$3,520,578

Net income	727,339	524,747	1,025,962
Dividends to stockholders	(513,800)	(900,000)	(350,000)
Change in net unrealized capital gains (losses), net of income taxes	194,983	(548,064)	(587,858)
Correction of prior period error	(1,481)	—	35,418
Change in asset valuation reserve	(212,556)	(6,031)	(37,202)
Change in non-admitted assets	159,336	196,875	371,347
Surplus paid-in	27,333	1,854,040	46,953
Change in surplus as a result of reinsurance	(99,067)	(101,794)	(142,606)
Change in net deferred income taxes	(114,169)	(69,580)	1,468
Change in goodwill	—	—	(101,575)
Repayment of surplus notes and interest	(528,831)	—	—
Change in other capital and surplus	3,964	3,180	(479)
Net change in capital and surplus for the year	(356,949)	953,373	261,428

Capital and surplus, end of year	$4,378,430	$4,735,379	$3,782,006

See notes to statutory financial statements.               .

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Statutory Statements of Cash Flows Index
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023
Operating activities:
Premium income, net of reinsurance	$5,272,782	$4,457,445	$5,486,499
Investment income received, net of investment expenses paid	1,568,532	1,435,065	1,952,880
Other miscellaneous income received	1,000,173	1,076,320	1,232,932
Benefit and loss related payments, net of reinsurance	(12,271,062)	(14,420,907)	(17,641,156)
Net transfers from separate accounts	5,400,685	6,393,574	6,165,922
Commissions, other expenses and taxes paid	(600,909)	(540,230)	(552,974)
Dividends paid to policyholders	(4,304)	(3,652)	(5,181)
Federal income taxes (paid) received, net	(14,608)	6,411	79,445
Net cash provided by (used in) operating activities	351,289	(1,595,974)	(3,281,633)

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	5,080,931	3,789,963	4,599,292
Stocks	47,000	88,843	153,830
Mortgage loans	910,584	705,951	539,266
Other invested assets	136,843	200,703	214,398
Miscellaneous proceeds	1,350	207,287	(73)
Cost of investments acquired or originated:
Bonds	(5,545,473)	(2,330,867)	(1,440,075)
Stocks	(49,349)	(63,636)	(88,643)
Mortgage loans	(164,144)	(292,876)	(298,613)
Other invested assets	(356,157)	(489,215)	(392,362)
Miscellaneous applications	(59,912)	(29,190)	(11,559)
Net cash provided by investing activities	1,673	1,786,963	3,275,461

Financing and miscellaneous activities:
Capital and paid in surplus	27,478	8,291	47,099
Deposit-type contracts, net of withdrawals	1,434,123	568,574	1,400,174
Dividends to stockholder	(513,800)	(900,000)	(350,000)
Repayment of surplus notes and interest	(528,831)	—	—
Funds borrowed	520,000	—	—
Other	(6,226)	(365,625)	182,377
Net cash provided by (used in) financing and miscellaneous activities	932,744	(688,760)	1,279,650

Net increase (decrease) in cash, cash equivalents and short-term investments	1,285,706	(497,771)	1,273,478
Cash, cash equivalents and short-term investments:
Beginning of year	1,150,880	1,648,651	375,173
End of year	$2,436,586	$1,150,880	$1,648,651

The statutory statements of cash flows excludes the following non-cash transactions:
	Year Ended December 31,
	2025	2024	2023
Contribution of PAFI, LLC entity	$—	$1,772,530	$—
Contribution of non-cash receivables	$—	$76,269	$—

See notes to statutory financial statements.               .

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

1. Organization and basis of presentation

Organization

Empower Annuity Insurance Company of America, (the “Company” or “EAICA”) offers a wide range of retirement and investment products to individuals, institutional investors, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the state of Colorado and is subject to regulation by the Colorado Division of Insurance (the “Division”). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to conduct business in all states in the United States ("U.S."), except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

The Company is a direct wholly-owned subsidiary of Empower Holdings, LLC ("EHL"), which is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”). Lifeco U.S. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco is a direct, majority-owned subsidiary of Power Corporation ("Power").

Basis of presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance ("The Division"). The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner. The Company and its affiliates have significant interdependencies and related party transactions, as described in Note 3. The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

The only prescribed difference that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•Bonds, including asset-backed securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.
•Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.
•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans,

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) the Company has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If the Company does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.
Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on asset-backed securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•The Company evaluates its assets in accordance with statutory guidance to determine admissibility. As prescribed by the NAIC, assets such as certain other invested assets, preferred and common stock, deferred income taxes, amounts due from affiliates, and other miscellaneous assets may be partially or fully non-admitted based on regulatory limitations and collectability considerations. In addition, certain asset classes, including reinsurance recoverables and cash and short-term investments, are generally fully admitted unless specific circumstances require non-admission. Changes in the non-admitted portion of assets are recorded directly to unassigned surplus in the period in which such determinations are made. Under GAAP, all assets are recorded and included within the financial statements, and capital and surplus is the statutory equivalent of stockholders' equity.

•For statutory accounting, investments in subsidiaries and controlled and affiliated entities (SCAs) are reported using an equity method based on the reporting entity's shares of the audited statutory equity of the SCAs financial statements (for insurance SCA entities), audited GAAP equity, or audited GAAP equity with specified adjustments depending on the type of SCA entity. The change in the carrying value between reporting periods is recorded as an unrealized gain/loss through surplus (rather than in income or equity as required under GAAP). Dividends received are recorded in net investment income. Under GAAP, entities under common control are consolidated for reporting.
•For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition. Statutory accounting also rejects GAAP guidance recognizing a seller's guarantee of the adequacy of liabilities for losses and loss adjustment expenses of the Company acquired in a business combination.

•For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•A surplus note is a subordinated debt instrument issued by an insurer that is treated as a component of capital and surplus under statutory accounting, provided it has been approved by the domiciliary regulator. Under GAAP, notes are reflected as a liability.

•Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•Statutory accounting guidance does not distinguish long duration and short duration life insurance contracts, and classifies contracts that have any mortality or morbidity risk, regardless of significance, and contracts with a life contingent annuity purchase rate guarantee option as insurance contracts. Under GAAP, long duration insurance contracts without significant mortality or morbidity risks are classified as investment contracts and are accounted for using a deposit method.

•The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•Comprehensive income and its components are not presented in the statutory financial statements.

•The statutory statement of cash flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Division, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Costs of reinsurance (i.e., the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•For statutory accounting purposes, restatements of prior periods in an Annual Statement are generally not required unless mandated by a state insurance regulator.

Use of estimates

The preparation of financial statements in conformity with statutory accounting principles requires the Company to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Reclassification

Certain prior year amounts have been reclassified for comparative purposes.

Corrections of errors
During the preparation of the 2025 statutory financial statements, the Company identified errors in the 2024 statements. As a result of finalizing an acquisition migration and related clean up, the Company determined that other invested assets and surplus were understated. In addition, errors related to reinsurance activity resulted in previously understating other liabilities and overstating premium income and other insurance expenses.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The errors had the following impacts on the 2024 annual statutory statements of admitted assets, liabilities, capital and surplus:

Amount
Other invested assets	$(28,259)
Other liabilities	$(29,740)
Unassigned deficit	$(28,259)
Premium income and annuity considerations	$35,665
Other insurance expenses	$(5,925)

The $1.5 million net impact was recorded in Unassigned deficit in 2025 in accordance with Statement of Statutory Accounting Principles No. 3 “Accounting Changes and Corrections of Errors.” The correction of these prior year errors had no net impact to the 2025 statutory statements of operations.

2. Significant accounting policies

Investments

Investments are reported as follows:

•In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets, as described further in Note 6.

•Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision. Bonds are classified and reported as issuer credit obligations (“ICOs”) or asset-backed securities (“ABS”) in accordance with the NAIC Principles-Based Bond Definition Project. Prior period references to loan-backed and structured securities reflect the terminology in effect at that time, and the terminology change does not impact classification, measurement, or reported amounts. See Note 4 for additional information.

•Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•The recognition of income on certain investments (e.g., asset-backed securities, including mortgage-backed and other collateralized securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and other collateralized securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt. See Note 4 for additional information.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. The Company's risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. The Company's periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•Real estate properties occupied by the Company are carried at depreciated cost less encumbrances unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.
•Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property.

•Limited partnership interests are included in other invested assets and are accounted for using net asset value per share ("NAV") as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.
•Residual tranches or interests, including the Company's preferred-share interests in collateralized loan obligation ("CLO") warehouse structures, are classified as other invested assets and are carried at Book/Adjusted Carrying Value (BACV). The cost recovery method is applied as a practical expedient in accordance with statutory accounting guidance. Under this method, all distributions received are treated as a reduction of BACV, and no investment income is recognized until the residual tranche has a BACV of zero.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security and recorded in preferred and common stock. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value, as described in Note 5.
•Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange, as described in Note 5. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.
•Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value recorded in other invested assets, with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their statutory or US GAAP equity with dividends received being recorded in investment income.

•Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy, as described in Note 5.

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying statutory statements of admitted assets, liabilities, capital and surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned, and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. government or agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the statutory statements of admitted assets, liabilities, capital and surplus. See Note 4 for additional information.

•The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. The Company considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in the Company's evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•The extent to which estimated fair value is below cost;

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
•Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•The length of time for which the estimated fair value has been below cost;
•Downgrade of a bond investment by a credit rating agency;
•Deterioration of the financial condition of the issuer;
•The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For asset-backed securities, if the Company does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For issuer credit obligations, if the Company does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
◦Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.
◦Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, interest rate floor and equity options, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the statutory statements of admitted assets, liabilities, capital and surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.
The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (b) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (c) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes, as described in Note 4.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government or agency securities and are not recorded on the statutory statements of admitted assets, liabilities, capital and surplus. Cash flows from derivative transactions, including their realized gains/(losses), are presented on a net basis as other cash provided by (used in) within cash from financing and miscellaneous activities in the Statutory Statements of Cash Flows.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers represent amounts receivable from ceding entities as collateral or settlement security, rather than being remitted to the counterparty. Interest earned on the funds withheld receivable are included as a component of other income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2025, 2024 and 2023. See Note 7 for additional information.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract. See Note 8 for additional information.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in statutory statements of admitted assets, liabilities, capital and surplus at their cash surrender values in other assets. At December 31, 2025, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 29% equity, 32% fixed income, 8% cash and short terms, and 31% other. At December 31, 2024, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 28% equity, 33% fixed income, 11% cash and short terms, and 27% other.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Due to/from parent, subsidiaries and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand, and include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S. See Note 3 for additional information.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements, as described in Note 9.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method ("CRVM"), using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis.
The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, other income, and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2025. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the statutory statements of operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the statutory statement of admitted assets, liabilities, capital and surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit. See Note 13 for additional information.

Employee Benefits

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2025.

The Company offers unfunded, non-qualified deferred compensation ("NQDC") plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains, losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. The investment assets related to the NQDC plans fluctuate with the market and the related compensation liability reflects the employee’s deferred compensation balances, therefore the asset and liability generally offset each other on the statutory statements of admitted assets, liabilities, capital and surplus, resulting in an immaterial impact on surplus. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $57.7 million and $54.9 million at December 31, 2025 and 2024, respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Recent accounting pronouncements

Accounting standards recently adopted

In August 2023, the NAIC adopted concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve, which provided optional, limited-time guidance, allowing the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus. In August 2025, the NAIC extended this guidance through December 31, 2026, with automatic nullification on January 1, 2027, unless adjusted earlier or further extended. The August 2025 extended guidance included clarification of allowing the admittance of net negative (disallowed) IMR up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, subject to qualifying requirements. Admitted net negative (disallowed) IMR, is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In August 2023, the NAIC adopted concept 2019-21 Bond Definition, which revised SSAP No. 26 - Bonds and SSAP No. 43 - Asset-Backed Securities (“SSAP No. 43”) for the principles-based bond definition, and updated other various SSAPs and SSAP references to reflect the revised definition. In August 2024, the NAIC modified this concept by adopting additional concepts: 1) 2019-21 - Principles-Based Bond Project & Residual Interests for debt securities that do not qualify to be reported as bonds and for residual tranches or interests/loss positions within SSAP No. 21—Other Admitted Assets and 2) 2024-21 Bond Definition – Debt Securities Issued by Funds that debt securities issued by non-SEC registered funds that reflect operating entities can qualify as issuer credit obligations. These concepts were adopted on January 1, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures. As the NAIC revised its bond reporting categories, the 2025 presentation is not directly comparable to the 2024 presentation.

In December 2023, the NAIC adopted concept 2023-17: Short-Term Investments under SSAP No. 2 - Cash, Cash Equivalents, Drafts, and Short-Term investments, which further restricted investments that are permitted for cash equivalent and short-term investment reporting. This concept was adopted January 1, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures.

In March 2024, the NAIC revised concept 2022-14 - New Market Tax Credit Project, which expanded and amended guidance within SSAP No. 93 – Low-Income Housing Tax Credit Property Investments (“SSAP No. 93”) to include all tax credit investments regardless of structure and type of state or federal tax credit program. In addition, the NAIC revised SSAP No. 94 Transferable and Non-Transferable State Tax Credits (“SSAP No. 94”) to expand and amend guidance to include both purchased state and federal tax credits. The NAIC also revised other SSAPs and SSAP references to reflect the changes made to SSAP No. 93 and SSAP No. 94. This concept was adopted January 1, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures.

In August 2024, the NAIC Statutory Accounting Principles (E) Working Group adopted, with modification, certain disclosure improvements under agenda item 2023-26, as clarified by Blanks agenda item 2025-01, which updated statutory disclosure requirements related to unused commitments and lines of credit within SSAP No. 15—Debt and Holding Company Obligations. This clarification was adopted for the year ending December 31, 2025, and did not have a material effect on the Company’s statutory financial statements or footnote disclosures.

In March 2025, the NAIC revised SSAP No. 1: Accounting Policies, Risks & Uncertainties, and Other Disclosures to promote consistent reporting of restricted assets, including those held under modified coinsurance (“Modco”) and funds withheld (“FWH”) reinsurance agreements. This guidance was adopted for the year ending December 31, 2025, and did not have a material effect on the Company’s financial statements or footnote disclosures.

Accounting standards not yet adopted

In February 2025, the NAIC revised SSAP No. 56: Separate Accounts to clarify measurement guidance for “book value” separate accounts and to establish consistent accounting for asset transfers between the general account and separate accounts. These changes are effective January 1, 2026, with early adoption permitted, and are not expected to have a material effect on the Company’s financial statements.

In August 2025, the NAIC adopted clarifying revisions under agenda item 2024-06: Risk Transfer – Combination Reinsurance Contracts to SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791, which were subsequently affirmed in December 2025. The adopted guidance requires reinsurance agreements with interdependent features,

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
including contracts combining yearly renewable term (YRT) reinsurance and coinsurance, to be evaluated in the aggregate for risk transfer. The revisions are effective immediately for new or amended contracts and December 31, 2026 for existing contracts. The Company is still evaluating the impacts to the statutory financial statements and footnotes.

3. Related party transactions

In the normal course of business the Company enters into agreements with certain affiliates whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

The Company’s separate accounts invest in shares of Empower Funds, Inc. and PanAgora Asset Management, Inc. funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2025, 2024 and 2023, these purchases totaled $455.0 million, $263.0 million and $334.8 million respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $160.7 million and $173.7 million at December 31, 2025 and 2024, respectively, which is also included in the assets and liabilities of the general account at those dates.

The Company contributed $155.6 million and $197.8 million to partnership funds during the years ended December 31, 2025 and 2024, respectively. Of these amounts, $11.0 million and $18.9 million, respectively, were contributions to partnership funds controlled by Lifeco and Power. The total amount invested in Lifeco and Power controlled partnerships as of December 31, 2025 and 2024 was $115.7 million and $109.1 million, respectively. As of December 31, 2025, the remaining commitments for Lifeco and Power controlled partnership funds through subsequent years total $33.1 million. Refer to Note 14 for additional details regarding commitments.

The following table summarizes amounts due from parent, subsidiaries and affiliates:

			December 31,
	Indebtedness	Due date	2025	2024
Empower Retirement, LLC ("ERL") (1) note receivable	Promissory note	12/31/2029	$490,000	$—
ERL(1)	On account	On demand	—	568,471
Empower Life & Annuity Insurance Company of New York ("ELAINY")(2)	On account	On demand	—	50,110
Other related party receivables	On account	On demand	11,502	82,340
Total			$501,502	$700,921
(1) An indirect wholly-owned subsidiary of the Company
(2) A wholly-owned subsidiary of the Company

On March 25, 2025, the Company executed a 4.46% fixed rate promissory note (the “Note”) in the principal amount of $570.0 million with ERL as the borrower. Prior to the issuance of the Note, the Company had made a series of cash advances to ERL to fund integration costs associated with recently acquired businesses. These advances were recorded as a receivable within the Due from parent, subsidiaries and affiliates line in the of statutory statement of admitted assets, liabilities, capital and surplus. Upon completion of the integration activities, the Company and ERL executed the Note to settle the outstanding affiliate receivable balance. Interest is calculated on a 360-day year consisting of twelve 30-day months and is payable annually in arrears on December 31, commencing on December 31, 2025. Principal payments are due annually and continue through maturity on December 31, 2029. The Note is unsecured, may be prepaid at any time without penalty, and contains no restrictive covenants. The Company believes the agreed-upon interest rate approximates a market rate at arms length. The carrying amount approximates fair value.

The following table summarizes amounts due to parent, subsidiaries and affiliates:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

			December 31,
	Indebtedness	Due date	2025	2024
ERL(1)	On account	On demand	$24,874	$—
Empower Annuity Insurance Company(2) ("EAIC")	On account	On demand	20,408	180,417
Other related party payables	On account	On demand	1,370	1,698
Total			$46,652	$182,115
(1) An indirect wholly-owned subsidiary of the Company
(2) A wholly-owned subsidiary of the Company

The Company has a long-term revolving credit facility agreement with Lifeco U.S. with a commitment amount up to $520 million, which allows the Company to draw advances in the form of individual loans payable. Interest on drawdowns accrues at either (a) the U.S. prime rate then in effect during the applicable interest period, or (b) the short-term Applicable Federal Rate ("AFR") for monthly compounding as published by the U.S. Department of the Treasury that is in effect for the month in which the applicable interest period begins. A commitment fee of 11 basis points per annum is paid quarterly. Upon the occurrence of an event of default, future advances may be prohibited and outstanding obligations may become due and payable. The Company was in compliance with all covenants at December 31, 2025 and 2024. In December 2025, the Company drew down $520 million under this revolving credit agreement at the short-term AFR for monthly compounding then in effect of 3.60% with an interest period maturity date of January 16, 2026. The proceeds of the advance were used for general corporate purposes. The carrying amount of the loan advance approximates fair value. As of December 31, 2024, the commitment amount was $50 million with no amounts borrowed.

The Company has a long-term revolving credit facility agreement with EAIC, which allows for the Company to borrow a maximum amount of $50 million. The borrowing agreement allows the Company to draw advances in the form of individual loans payable to EAIC. The Company may terminate the borrowing agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2025 and 2024.

The Company also has a long-term revolving credit facility agreement with EAIC, which allows the Company to lend EAIC a maximum amount of $50 million. The lending agreement allows EAIC to draw advances in the form of individual loans payable to the Company. EAIC may terminate the lending agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2025 and 2024.

The Company also has a long-term revolving credit facility agreement with Empower Capital Management, LLC ("ECM"), an indirect wholly-owned subsidiary of the Company, which allows the Company to lend ECM a maximum amount of $250.0 million until December 31, 2027. The lending agreement allows ECM to draw advances in the form of individual loans payable to the Company. ECM may terminate the lending agreement upon three business days written notice and repayment of all outstanding drawn amounts. In 2024, there was an outstanding principal amount due from ECM of $20.2 million, which had an interest rate of 6.086% per annum and matured on December 31, 2025. In September 2025, ECM repaid the $20.2 million principal amount to the Company, resulting in the extinguishment of the loan. As of December 31, 2025, there is no outstanding principal amount due from ECM.

Interest on future draws from the above revolving credit facility agreements with ECM and EAIC accrues based upon the type of draw requested, which can be either a U.S. Prime Rate Loan or a Secured Overnight Financing Rate Loan (“SOFR loan”). U.S. Prime Rate loans accrue interest based upon the U.S. Prime Rate in effect from time to time, plus a margin of 55 basis points (“bps”). SOFR Loans accrue interest based upon the adjusted term SOFR rate applicable to the term selected, plus a margin of 70 bps.

Included in current federal income taxes recoverable at December 31, 2025 is $49.8 million of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S. Included in prior federal income taxes owed at December 31, 2024 is $48.6 million of income tax payable to Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

During the year ended December 31, 2025, the Company received dividends of $340.8 million from its subsidiaries, the largest being $169.8 million from EAG. During the year ended December 31, 2024, the Company received dividends of $111.1 million from its subsidiaries, the largest being $47.0 million from ECM. During the year ended December 31, 2023, the Company received dividends of $529.4 million from its subsidiaries, the largest being $419.6 million from EAIC.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

During the years ended December 31, 2025, 2024 and 2023, the Company paid cash dividends to EHL in the amounts of $513.8 million, $900.0 million, and $350.0 million respectively.

The Company and ELAINY have an agreement whereby the Company has committed to provide ELAINY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Bonds

Investments in bonds consist of the following:

	December 31, 2025
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
Issuer credit obligations:
U.S. government obligations	$824,856	$301	$1,675	$823,482
Other U.S. government	12,944	—	910	12,034
Non-U.S. sovereign jurisdiction	191,821	1,075	10,943	181,953
Municipal bonds - general obligations	39,289	513	1,408	38,394
Municipal bonds - special revenue	354,552	5,397	10,539	349,410
Project finance bonds	251,879	423	20,327	231,975
Corporate bonds	16,919,599	47,069	1,335,341	15,631,327
Single entity backed obligations	463,942	2,314	22,581	443,675
Bonds issued by funds representing operating entities	1,327,782	5,552	64,461	1,268,873
Bank loans	230,971	321	15,072	216,220
Other issuer credit obligations	12,079	58	359	11,778
Total issuer credit obligations	20,629,714	63,023	1,483,616	19,209,121

Asset-backed securities:
Agency residential mortgage-backed securities - guaranteed	93,112	184	348	92,948
Agency commercial mortgage-backed securities - guaranteed	734	2	—	736
Agency residential mortgage-backed securities - not/partially guaranteed	545,877	4,563	27,154	523,286
Agency commercial mortgage-backed securities - not/partially guaranteed	7,868	—	291	7,577
Non-agency residential mortgage-backed securities	404,882	2,962	23,392	384,452
Non-agency commercial mortgage-backed securities	1,210,592	838	74,048	1,137,382
Non-agency – CLOs/CBOs/CDOs	1,685,778	1,665	7,637	1,679,806
Other financial asset-backed securities	588,047	4,582	15,350	577,279
Equity-backed securities	19,985	662	—	20,647
Lease-backed securities	258,370	496	13,544	245,322
Other non-financial asset-backed securities	110,553	670	4,841	106,382
Total asset-backed securities	4,925,798	16,624	166,605	4,775,817
Total issuer credit obligations and asset-backed securities	$25,555,512	$79,647	$1,650,221	$23,984,938

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$513,127	$139	$12,459	$500,807
All other governments	157,908	96	19,903	138,101
U.S. states, territories and possessions	225,926	4,352	4,382	225,896
Political subdivisions of states and territories	25,535	154	1,567	24,122
Special revenue and special assessments	246,389	230	19,884	226,735
Industrial and miscellaneous	18,728,280	18,130	2,071,010	16,675,400
Parent, subsidiaries and affiliates	167	—	—	167
Hybrid securities	63,514	—	9,495	54,019
Loan-backed and structured securities	5,012,852	9,200	281,262	4,740,790
Total bonds	$24,973,698	$32,301	$2,419,962	$22,586,037

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$4,486,987	$4,475,367
Due after one year through five years	13,236,238	12,766,214
Due after five years through ten years	5,965,964	5,608,398
Due after ten years through twenty years	2,330,726	1,916,975
Due after twenty years	1,261,090	943,550
Total bonds	$27,281,005	$25,710,504

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2025	2024	2023
Consideration from sales	$2,863,808	$2,292,824	$3,556,834
Gross realized gains from sales	$10,955	$5,876	$6,466
Gross realized losses from sales	$38,528	$13,002	$172,254

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Unrealized losses on bonds and preferred stock

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2025
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
Issuer credit obligations
U.S. government obligations	$139,880	$262	$495,821	$1,413	$635,701	$1,675
Other U.S. government	—	—	12,034	910	12,034	910
Non-U.S. sovereign jurisdiction	7,226	68	132,580	10,875	139,806	10,943
Municipal bonds - general obligations	—	—	9,326	1,408	9,326	1,408
Municipal bonds - special revenue	6,221	23	183,141	10,516	189,362	10,539
Project finance bonds	—	—	216,921	21,213	216,921	21,213
Corporate bonds	693,212	4,784	11,385,023	1,427,718	12,078,235	1,432,502
Single entity backed obligations	15,101	31	235,719	26,551	250,820	26,582
Bonds issued by funds representing operating entities	18,290	1,907	906,987	68,697	925,277	70,604
Bank loans	66,469	5,895	134,740	11,934	201,209	17,829
Other issuer credit obligations	—	—	9,681	359	9,681	359
Total issuer credit obligations	946,399	12,970	13,721,973	1,581,594	14,668,372	1,594,564

Asset-backed securities
Agency residential mortgage-backed securities - guaranteed	—	—	5,381	348	5,381	348
Agency residential mortgage-backed securities - not/partially guaranteed	92,830	566	272,569	26,588	365,399	27,154
Agency commercial mortgage-backed securities - not/partially guaranteed	—	—	7,578	291	7,578	291
Non-agency residential mortgage-backed securities	13,890	6	216,666	23,459	230,556	23,465
Non-agency commercial mortgage-backed securities	1,378	43	1,109,852	74,005	1,111,230	74,048
Non-agency CLOs/CBOs/CDOs	399,075	1,437	168,862	5,702	567,937	7,139
Other financial asset-backed securities	8,216	14	190,327	16,179	198,543	16,193
Lease-backed securities	—	—	198,245	13,544	198,245	13,544
Other non-financial asset-backed securities	—	—	53,029	4,841	53,029	4,841
Total asset-backed securities	515,389	2,066	2,222,509	164,957	2,737,898	167,023
Total issuer-credit obligations and asset-backed securities	$1,461,788	$15,036	$15,944,482	$1,746,551	$17,406,270	$1,761,587

Preferred Stock	$—	$—	$21,708	$686	$21,708	$686

Total number of securities in an unrealized loss position		151		3,016		3,167

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$464,265	$11,436	$197	$5	$464,462	$11,441
All other governments	21,374	801	145,506	20,121	166,880	20,922
U.S. states, territories and possessions	56,730	594	71,840	3,789	128,570	4,383
Political subdivisions of states and territories	—	—	8,968	1,567	8,968	1,567
Special revenue and special assessments	24,843	337	179,562	19,547	204,405	19,884
Industrial and miscellaneous	890,076	32,459	14,578,464	2,387,208	15,468,540	2,419,667
Hybrid securities	28,008	8,862	26,010	2,976	54,018	11,838
Loan-backed and structured securities	140,555	1,230	2,989,678	281,908	3,130,233	283,138
Total bonds	$1,625,851	$55,719	$18,000,225	$2,717,121	$19,626,076	$2,772,840

Preferred stock	$—	$—	$47,476	$2,272	$47,476	$2,272

Total number of securities in an unrealized loss position		297		3,517		3,814

Total unrealized losses decreased by $1.0 billion, or 36%, from December 31, 2024 to December 31, 2025. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower rates at December 31, 2025 compared to December 31, 2024.

Total unrealized losses greater than twelve months decreased by $972.2 million from December 31, 2024 to December 31, 2025. Corporate bonds account for 82%, or $1.4 billion of the unrealized losses greater than twelve months at December 31, 2025. The majority of these bonds continue to be designated as investment grade. The Company does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Asset-backed securities account for 9%, or $165.0 million, of the unrealized losses greater than twelve months at December 31, 2025. Of the $165.0 million of unrealized losses over twelve months on asset-backed securities, 94% or $154.8 million continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and the Company does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The Company had the following bond concentrations based on total invested assets:

The Company had a concentration in asset-backed securities of 12% and 13% of total invested assets at December 31, 2025 and 2024, respectively.

Effective January 1, 2025, the NAIC revised bond reporting categories and eliminated the “Industrial & Miscellaneous” classification. Securities previously reported within that category are now included within multiple bond sectors under the revised guidance. Accordingly, bond sector classifications for 2025 are not directly comparable to 2024. Total bond holdings and overall investment strategy were not impacted by this change in classification.

	Concentration by type
	December 31,
	2025	2024
Corporate bonds	41%	—%
Industrial & miscellaneous	—%	58%
	Concentration by industry
	December 31,
	2025	2024
Financial services	14%	15%

Other-than-temporary impairments

	December 31, 2025
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Bonds:
Corporate Bonds	$73,381	$32,166	$41,215	$41,215
Mortgages:
Commercial Mortgages	21,877	8,241	13,636	13,636
Other Invested Assets:
Residual Tranches	45,365	6,729	38,636	38,636
Real Estate:
Held for the Production of Income	24,044	12,368	11,725	11,676
Total	$164,667	$59,504	$105,212	$105,163
(1) Recognized in realized capital (gains)/losses

	December 31, 2024
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Mortgages:
Commercial Mortgages	$54,169	$18,671	$37,895	$35,498
Commercial Mortgages	21,034	14,690	6,344	6,344
Total	$75,203	$33,361	$44,239	$41,842
(1) Recognized in realized capital (gains)/losses

At December 31, 2025, the Company held collateral loans totaling $75.3 million, and none in 2024. All collateral loans were admitted assets and were secured by unaffiliated mortgage loan collateral.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Troubled Debt Restructuring

In November 2025, a bond classified as corporate was subject to a troubled debt restructuring under which the original bond with a recorded investment of $5.9 million, after impairment, was extinguished in exchange for a new bond in the amount of $6.6 million acquired in full satisfaction of the original bond. The maturity date of the restructured bond has been extended from November 29, 2025, to September 30, 2030, and the interest rate was updated from 5.40% to 5.00%.

As a result of the troubled debt restructuring, a credit-related other-than-temporary impairment of $3.7 million was recognized and recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations. As of December 31, 2025, there are no payment defaults related to the bond.

In April 2025, a mortgage loan classified as an office building was subject to a troubled debt restructuring under which the original mortgage loan with a recorded investment of $19.4 million, after impairment, was contributed to an LLC at a written down value of $16.1 million. As a result of the troubled debt restructuring, an other-than-temporary impairment of $3.3 million was recognized and recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations.

In June 2024, a mortgage loan classified as an office building was subject to a troubled debt restructuring under which the original mortgage loan with a recorded investment of $35.5 million, after impairment, was extinguished in exchange for a new mortgage loan in the amount of $35.5 million acquired in full satisfaction of the original loan. The maturity date of the restructured loan has been extended from October 5, 2024 to October 5, 2028, and maintains the original interest rate of 3.77%.

As a result of the troubled debt restructuring, a credit-related impairment of $18.7 million was recognized and is recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations. As of December 31, 2025, there are no payment defaults related to the restructured mortgage loan.

In December 2024, a mortgage loan classified as multi-family was subject to a troubled debt restructuring under which a deed-in-lieu of foreclosure was enacted resulting in the original mortgage loan with a recorded investment of $14.2 million, after impairment, was extinguished in exchange for a limited partnership interest in the amount of $14.2 million, acquired in full satisfaction of the original loan. As a result of the troubled debt restructuring, an impairment on the original mortgage loan of $14.7 million was recognized and is recorded within net realized capital losses, net of federal income tax benefit on the statutory statements of operations.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Mortgage loans

The tables below summarize the portfolio’s recorded investment in commercial “all other” mortgage loans, categorized by risk assessment rating and age analysis:

	December 31,
Risk assessment rating	2025	2024
Performing:
Non-Participation agreements	$3,042,087	$3,423,053
Participation agreements	1,642,133	1,984,752
Total Performing	4,684,220	5,407,805
Non-Performing:
Participation agreements	5,122	18,960
Total Non-Performing	5,122	18,960
Total recorded investment of commercial mortgage loans	$4,689,342	$5,426,765

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31,
Age analysis	2025	2024
Current	$4,677,325	$5,400,142
30-59 days past due	6,895	—
90-179 days past due	—	11,826
180+ days past due	5,122	14,797
Total	$4,689,342	$5,426,765

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2025 and 2024, were 5.5% and 6.3%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2025 and 2024, were 5.0% and 5.0%, respectively.

During 2025 and 2024, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed and purchase money mortgages, was 82.9% and 55.0%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2025 and 2024:

	December 31,
	2025	2024
Beginning balance	$39,611	$56,112
Additions charged to operations - specific provision	45,298	2,170
Direct write-downs charged against the allowances	(8,283)	(18,671)
Ending balance	$76,626	$39,611

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2025	2024
Industrial	35%	37%
Multi-family	33%	34%
Office	18%	17%
Retail	10%	8%
Other	4%	4%
	100%	100%

	Concentration by geographic area
	December 31,
	2025	2024
Pacific	33%	31%
Other	28%	27%
South Atlantic	16%	14%
East North Central	14%	18%
Middle Atlantic	9%	10%
	100%	100%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $43.3 million and $3.0 million as of December 31, 2025 and 2024, respectively. If the credit-risk-related contingent features were triggered on December 31, 2025, the fair value of assets that could be required to settle the derivatives in a net liability position was $43.3 million.

At December 31, 2025 and 2024, other counterparties had pledged $154.1 million and $380.3 million unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: OTC interest rate swaps, treasury interest rate futures, and interest rate floors. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures and options on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The following tables summarize derivative financial instruments:

	December 31, 2025
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Interest rate swaps	$13,300	$—	$532
Cross-currency swaps	2,053,642	13,888	91,256
Total cash flow hedges	2,066,942	13,888	91,788

Derivatives not designated as hedges:
Interest rate swaps	39,700	673	673
Cross-currency swaps	479,020	49,983	49,983
Foreign currency forwards	161,212	(1,980)	(1,980)
Total derivatives not designated as hedges	679,932	48,676	48,676
Total cash flow hedges, and derivatives not designated as hedges	$2,746,874	$62,564	$140,464
(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the statutory statements of admitted assets, liabilities, capital and surplus.

	December 31, 2024
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Interest rate swaps	$13,300	$—	$391
Cross-currency swaps	2,355,137	230,092	278,247
Total cash flow hedges	2,368,437	230,092	278,638

Derivatives not designated as hedges:
Interest rate swaps	42,215	682	682
Cross-currency swaps	534,006	91,172	91,172
Foreign currency forwards	125,705	4,392	4,392
Total derivatives not designated as hedges	701,926	96,246	96,246
Total cash flow hedges and derivatives not designated as hedges	$3,070,363	$326,338	$374,884
(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the statutory statements of admitted assets, liabilities, capital and surplus.

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the statutory statements of changes in capital and surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus

	Year Ended December 31,
	2025	2024	2023
Derivatives not designated as hedging instruments:
Interest rate swaps	$(6)	$890	$19,797
Futures on equity indices	—	35	(803)
Interest rate futures	—	—	(73)
Cross-currency swaps	(39,578)	2,568	(26,913)
Foreign currency forwards	(5,034)	5,315	(1,049)
Total	$(44,618)	$8,808	$(9,041)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

Securities lending

Securities with a cost or amortized cost of $713.7 million and $158.7 million, and estimated fair values of $704.3 million and $143.0 million were on loan under the program at December 31, 2025 and 2024, respectively.

The following table summarizes securities on loan by category:

	December 31,
	2025
	Book/adjusted carrying value	Fair value
U.S. Government Obligations	$592,528	$591,803
Other U.S. Government	298	271
Corporate Bonds (Unaffiliated)	120,446	111,773
Bonds Issued by Funds Representing Operating Ents (Unaffiliated)	470	433
	$713,742	$704,280

	December 31,
	2024
	Book/adjusted carrying value	Fair value
Industrial and miscellaneous	$115,864	$100,785
U.S. government	42,804	42,210
	$158,668	$142,995

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $419.7 million and $134.7 million, and securities of $301.7 million and $14.4 million as collateral related to the securities lending program at December 31, 2025 and 2024, respectively. None of the securities are permitted to be sold or repledged and all of the cash was reinvested. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government-sponsored enterprise securities and mature in under 30 days.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

Restricted Assets

The following tables summarize investments pledged to others as collateral or otherwise restricted by the Company:

	December 31, 2025
	Gross (Admitted & Non-admitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets		Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$419,733	$—	$—	$419,733	$134,685	$285,048	$419,733	0.59%		0.59%
FHLB capital stock	606	—	—	606	579	27	606	—%		—%
On deposit with states	4,359	—	—	4,359	4,271	88	4,359	0.01%		0.01%
On deposit with other regulatory bodies	513	—	—	513	525	(12)	513	—%		—%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,014,645	—	—	1,014,645	897,841	116,804	1,014,645	1.42%		1.43%
Pledged as collateral not captured in other categories:
Futures margin deposits	159	—		159	1,622	(1,463)	159	—%		—%
Derivative cash collateral	—	—	2,384	2,384	408	1,976	2,384	—%		—%
Other restricted assets	1,085	—	—	1,085	1,091	(6)	1,085	—%	—%	—%
Collateral assets received and on balance sheet	80,365	—	—	80,365	—	80,365	80,365	0.11%		0.11%
Assets held under modco reinsurance agreements	16,579,158	11,250,115	—	16,579,158	—	16,579,158	16,579,158	23.20%		23.42%
Total Restricted Assets	$18,100,623	$11,250,115	$2,384	$18,103,007	$1,041,022	$17,061,985	$18,103,007	25.33%		25.57%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	Gross (Admitted & Non-admitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending arrangements	$134,685	$—	$—	$134,685	$317,362	$(182,677)	$134,685	0.19%	0.19%
FHLB Capital Stock	579	—	—	579	551	28	579	0.00%	0.00%
On deposit with states	4,271	—	—	4,271	4,299	(28)	4,271	0.01%	0.01%
On deposit with other regulatory bodies	525	—	—	525	535	(10)	525	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	897,841	—	—	897,841	707,936	189,905	897,841	1.27%	1.28%
Pledged as collateral not captured in other categories:
Futures margin deposits	159	—	1,463	1,622	2,725	(1,103)	1,622	0.00%	0.00%
Derivative cash collateral	31	—	377	408	449	(41)	408	0.00%	0.00%
Other restricted assets	1,091	—	—	1,091	1,041	50	1,091	0.00%	0.00%
Total Restricted Assets	$1,039,182	$—	$1,840	$1,041,022	$1,034,898	$6,124	$1,041,022	1.47%	1.48%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2025	2024	2023
Bonds	$869,068	$936,188	$1,010,128
Preferred and common stocks	991	2,984	5,969
Mortgage loans	192,322	202,986	204,415
Real estate	22,187	32,991	32,253
Contract loans	187,564	167,573	182,531
Cash, cash equivalents and short-term investments	82,111	57,784	49,548
Derivative instruments	35,272	36,311	41,131
Other invested assets	355,464	152,008	567,873
Miscellaneous	17,592	11,932	7,959
Gross investment income	1,762,571	1,600,757	2,101,807
Expenses	(125,165)	(129,892)	(132,606)
Net investment income	$1,637,406	$1,470,865	$1,969,201

The amount of interest incurred and charged to investment expense during the years ended December 31, 2025, 2024 and 2023 was $81.3 million, $83.2 million and $78.5 million, respectively.

The following table summarizes net realized capital losses on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2025	2024	2023
Net realized capital losses, before federal income tax	$103,186	$48,959	$205,215
Less: Federal income tax benefit	(21,669)	(10,281)	(43,095)
Net realized capital losses, before IMR transfer	81,517	38,678	162,120
Net realized capital losses transferred to IMR, net
of federal income tax benefit of $7,794, $3,774 and $36,892, respectively	(29,320)	(14,198)	(138,784)
Net realized capital losses, net of federal income
tax benefit of $13,875, $6,507 and $6,203, respectively, and IMR transfer	$52,197	$24,480	$23,336

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Net negative (disallowed) interest maintenance reserve (IMR)

In 2024, the net IMR balance was a positive liability due to prior year realized investment gains and losses. Therefore, no such net negative (disallowed) IMR tables are included for the prior year.

(1) Net negative (disallowed) IMR

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$10,570	$8,805	$1,765	$—

(2) Negative (disallowed) IMR admitted

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$10,570	$8,805	$1,765	$—

(3) Calculated adjusted capital and surplus

Total
2025
a. Prior period General Account capital & surplus from prior period SAP financials	$4,411,791
b. Net positive goodwill (admitted)	—
c. EDP equipment & operating system software (admitted)	—
d. Net DTAs (admitted)	83,300
e. Net negative (disallowed) IMR (admitted)	8,334
f. Adjusted capital & surplus (a-(b+c+d+e))	$4,320,157

(4) Percentage of adjusted capital and surplus

Total
2025
Percentage of total net negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	0.2%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
5. Fair value measurements

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2025
				Net Asset Value
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Bonds
Asset-backed securities	$—	$2,010	$—	$—	$2,010
Common stock
Mutual funds	36	—	—	—	36
Other invested assets
Limited partnerships	—	—	—	990,182	990,182
Collateral Loans	—	—	—	55,373	55,373
Derivatives
Interest rate swaps	—	1,424	—	—	1,424
Cross-currency swaps	—	51,513	—	—	51,513
Separate account assets (1)	11,697,155	8,399,619	—	1,343,816	21,440,590
Total assets at fair value/NAV	$11,697,191	$8,454,566	$—	$2,389,371	$22,541,128

Liabilities:
Derivatives
Interest rate swaps	$—	$751	$—	$—	$751
Cross-currency swaps	—	1,530	—	—	1,530
Foreign currency forwards	—	1,980	—	—	1,980
Separate account liabilities (1)	583	46,885	—	—	47,468
Total liabilities at fair value	$583	$51,146	$—	$—	$51,729

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2024
				Net Asset Value
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Bonds
Industrial and miscellaneous	$—	$23,934	$—	$—	$23,934
Hybrid securities	—	12,940	—	—	12,940
Common stock
Mutual funds	30	—	—	—	30
Other invested assets
Limited partnerships	—	—	—	912,415	912,415
Residual tranche	—	27,858	—	—	27,858
Industrial and miscellaneous		2,964		24,581	27,545
Derivatives
Interest rate swaps	—	1,897	—	—	1,897
Cross-currency swaps	—	91,172	—	—	91,172
Foreign currency forwards	—	4,391	—	—	4,391
Separate account assets (1)	11,801,007	8,848,967	—	840,587	21,490,561
Total assets at fair value/NAV	$11,801,037	$9,014,123	$—	$1,777,583	$22,592,743

Liabilities:
Derivatives
Interest rate swaps	$—	$1,216	$—	$—	$1,216
Separate account liabilities (1)	6	825,486	—	—	825,492
Total liabilities at fair value	$6	$826,702	$—	$—	$826,708
(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
			December 31, 2025
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Issuer credit obligations	$19,209,121	$20,629,714	$—	$19,209,059	$62	$—	$19,209,121
Asset-backed securities	4,775,817	4,925,798	—	4,775,817	—	—	4,775,817
Preferred stock	22,908	23,593	—	22,908	—	—	22,908
Common stock (1)	642	642	36	606	—	—	642
Mortgage loans	4,472,047	4,612,716	—	4,472,047	—	—	4,472,047
Real estate	186,745	35,829	—	186,745	—	—	186,745
Cash, cash equivalents and short-term investments	2,436,660	2,436,586	711,094	1,725,566	—	—	2,436,660
Contract loans	3,512,259	3,512,259	—	—	3,512,259	—	3,512,259
Other long-term invested assets	1,147,355	1,151,799	—	80,271	—	1,067,084	1,147,355
Securities lending reinvested collateral assets	419,733	419,733	—	419,733	—	—	419,733
Collateral under derivative counterparty collateral agreements	80,365	80,365	80,365	—	—	—	80,365
Receivable for securities	13,101	12,729	—	13,101	—	—	13,101
Derivative instruments	183,731	118,178	—	183,731	—	—	183,731
Separate account assets	22,379,312	22,441,493	11,760,101	9,275,395	—	1,343,816	22,379,312
Total assets	$58,839,796	$60,401,434	$12,551,596	$40,364,979	$3,512,321	$2,410,900	$58,839,796

Liabilities:
Deposit-type contracts	$10,235,186	$11,770,019	$—	$10,235,186	$—	$—	$10,235,186
Commercial paper	199,523	199,523	—	199,523	—	—	199,523
Payable under securities lending agreements	419,733	419,733	—	419,733	—	—	419,733
Collateral under derivative counterparty collateral agreements	80,365	80,365	80,365	—	—	—	80,365
Payable for securities	7,524	7,524	—	7,524	—	—	7,524
Derivative instruments	43,267	55,614	—	43,267	—	—	43,267
Separate account liabilities	47,468	47,468	582	46,886	—	—	47,468
Total liabilities:	$11,033,066	$12,580,246	$80,947	$10,952,119	$—	$—	$11,033,066
(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
			December 31, 2024
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Bonds	$22,586,037	$24,973,698	$—	$22,585,870	$167	$—	$22,586,037
Preferred Stock	49,976	52,248	—	49,976	—	—	49,976
Common Stock (1)	609	609	30	579	—	—	609
Mortgage loans	5,038,010	5,387,154	—	5,038,010	—	—	5,038,010
Real estate	240,405	52,363	—	—	240,405	—	240,405
Cash, cash equivalents and short-term investments	1,150,879	1,150,880	1,135,380	15,499	—	—	1,150,879
Contract loans	3,536,463	3,536,463	—	—	3,536,463	—	3,536,463
Other long-term invested assets	1,001,311	1,009,701	—	64,315	—	936,996	1,001,311
Securities lending reinvested collateral assets	134,685	134,685	—	134,685	—	—	134,685
Collateral under derivative counterparty collateral agreements	379,601	379,601	379,601	—	—	—	379,601
Receivable for securities	19,919	14,085	—	19,919	—	—	19,919
Derivative instruments	377,892	330,062	—	377,892	—	—	377,892
Separate account assets	22,505,227	22,594,303	11,928,030	9,736,610	—	840,587	22,505,227
Total assets	$57,021,014	$59,615,852	$13,443,041	$38,023,355	$3,777,035	$1,777,583	$57,021,014

Liabilities:
Deposit-type contracts	$8,909,882	$10,245,580	$—	$8,909,882	$—	$—	$8,909,882
Commercial paper	99,717	99,717	—	99,717	—	—	99,717
Payable under securities lending agreements	134,685	134,685	—	134,685	—	—	134,685
Collateral under derivative counterparty collateral agreements	379,570	379,570	379,570	—	—	—	379,570
Payable for securities	10,133	10,133	—	10,133	—	—	10,133
Derivative instruments	3,009	3,725	—	3,009	—	—	3,009
Separate account liabilities	825,492	825,492	6	825,486	—	—	825,492
Total liabilities	$10,362,488	$11,698,902	$379,576	$9,982,912	$—	$—	$10,362,488
(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

Issuer credit obligations, asset-backed securities, preferred and common stock

The fair values for issuer credit obligations, asset-backed securities, preferred and common stock are generally based upon evaluated prices from independent pricing services. Prior-year amounts previously reported under the “Bonds” classification have been recategorized in the fair value hierarchy tables to align with current-year reporting categories, but the valuation methodologies remain consistent across periods. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. The Company believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds are primarily valued the same as bonds. The fair values for these investments are generally based upon evaluated prices from independent pricing services.

Limited partnership interests, including residual interests in rated-note structures, represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies, primarily making private equity investments across diverse industries and geographic regions. The net asset value (NAV), determined using the partnership financial statements reported capital account adjusted for other relevant information that may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Investments measured at NAV as a practical expedient are not categorized within the fair value hierarchy.

Distributions from these investments are generated from investment gains, operating income generated by the underlying investments of the funds, and liquidation of the underlying assets of the funds, the timing of which is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions. As of December 31, 2025, the Company had $453.7 million of unfunded commitments related to limited partnership interests for which NAV is used as a practical expedient to estimate fair value.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, interest rate swaptions, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, and interest rate swap futures are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.
Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.
Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2025			December 31, 2024
	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Other invested assets	$3,914,190	$408,739	$3,505,451	$3,244,310	$442,518	$2,801,792
Preferred and common stock	1,999,738	14,625	1,985,113	1,986,003	49,590	1,936,413
Deferred income taxes	223,737	144,192	79,545	343,058	230,991	112,067
Due from parent, subsidiaries and affiliate	579,165	77,663	501,502	776,490	75,569	700,921
Other assets	561,960	17,176	544,784	835,070	23,064	812,006

The following table summarizes the Company’s aggregate statement of admitted assets, liabilities, capital and surplus values of all subsidiary, controlled and affiliated entities ("SCA"), except insurance SCA entities as follows:

	December 31, 2025			December 31, 2024
	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Preferred and common stock	$17,466	$—	$17,466	$15,671	$—	$15,671
Other invested assets	2,175,970	408,740	1,767,230	1,890,429	442,518	1,447,911

7. Business Combinations and Goodwill

Goodwill is classified as a non-admitted asset under statutory accounting principles and is therefore excluded from admitted assets and statutory surplus. Any goodwill arising from acquisitions is required to be amortized and/or written off in accordance with prescribed statutory guidance, resulting in no recognition within the accompanying statutory statements of admitted assets, liabilities, capital and surplus.

On September 23, 2024, the Company completed the acquisition of all the Company Units in Plan Management, LLC, and subsequently renamed the entity to Empower Stock Plan Services, LLC (“ESPS”). This transaction was accounted for as a statutory acquisition. Goodwill of $63.3 million was recorded in other invested assets, which will be amortized over ten years. Goodwill amortization of $6.3 million and $1.6 million respectfully, was recorded for the years ended December 31, 2025 and 2024.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in EAIC, as part of the acquisition of Prudential's full service retirement business. This transaction was accounted for as a statutory acquisition. Goodwill of $645.9 million was recorded in other invested assets, which is being amortized over ten years. At December 31, 2025 and 2024, the Company has $389.1 million and $418.7 million, respectively, of admitted goodwill related to this acquisition. Goodwill amortization of $64.6 million was recorded for each respective year ended December 31, 2025, 2024, and 2023.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in Empower Personal Wealth ("EPW"), an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819.4 million was recorded in other invested assets, which is being amortized over 10 years. On April 1, 2023, Personal Capital Advisors Corporation, a subsidiary of EPW, merged with Empower Advisory Group, another wholly-owned subsidiary of the Company. In conjunction with that merger, the Company reduced goodwill by $101.6

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
million through a charge to surplus. At both December 31, 2025 and 2024, the Company has no admitted goodwill related to this acquisition. Goodwill amortization of $67.5 million, $67.5 million and $71.1 million, respectively, was recorded for the years ended December 31, 2025, 2024, and 2023.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the Empower Plan Services, large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51.1 million was recorded in other invested assets, which is being amortized over 10 years. At both December 31, 2025 and 2024, the Company has no admitted goodwill related to this acquisition. Goodwill amortization of $3.4 million and $5.1 million, respectively, was recorded for the years ended December 31, 2024 and 2023 and has been fully amortized as of December 31, 2025.

Acquired entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2025	Amount of goodwill amortized for the year ended December 31, 2025	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill
Empower Plan Services	August 29, 2014	$64,169	$51,098	$—	$—	—%
EPW	August 17, 2020	854,190	819,403	—	67,487	—%
EAIC	April 1, 2022	1,930,036	645,941	389,088	64,594	28%
ESPS	September 23, 2024	63,180	63,265	—	6,327	—%
As of December 31, 2025 and 2024, non-admitted goodwill amounted to $390.5 million and $499.3 million, respectively.

8. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. See Note 15 for additional details regarding a subsequent event related to reinsurance.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2025, 2024 and 2023 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.
The Company and an affiliate have engaged in a modified coinsurance (“ModCo”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited ("CLIRC"), novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company and CLIRBC amended this agreement on December 31, 2022, which increased the ceding percentage for this block of group annuity insurance policies from 90% to 100%, increased the expense allowance rate, and increased the risk charge rate. The Company has ceded ModCo reserves of $11.1 billion and $10.8 billion as of December 31, 2025 and 2024, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date.

The Company and Hannover Life Reassurance Co. of America ("Hannover") have engaged in a coinsurance with funds withheld and yearly renewable term transactions on December 31, 2022 in which the Company cedes a portion of its closed in-force block of participating whole life insurance policies and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has ceded reserves of $2.8 billion and $2.9 billion as of December 31, 2025 and 2024, respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in commission and expense allowances on reinsurance ceded within the statutory statement of operations.

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the CRVM, the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future insurance benefits are as follows:

Interest	-Life Insurance	2.25% to 6.00%
	-Annuity Funds	1.00% to 11.25%
	-Disability	3.00% to 6.00%

Mortality	-Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary ("CSO") tables, and American Experience
	-Annuity Funds	Various annuity valuation tables, primarily including 71 and 83a Individual Annuitant Mortality (“IAM”); 1994 Group Annuity Reserve (“GAR”), 71 and 83 Group Annuity Mortality (“GAM”); Annuity 2000 and 2012 Individual Annuity Reserve (“IAR”) tables
Morbidity	-Disability	1952 SOA Disability Table and 1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

An additional reserve is established for any policy issued with, or later subject to, an annual extra premium payable. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2025 and 2024, the Company had $3.3 billion and $3.4 billion, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

Individual Annuities

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	74,684	3,111,688	3,186,372	98.6%
Total with adjustment or at market value	—	74,684	3,111,688	3,186,372	98.6%
At book value without adjustment (minimal or no charge adjustment)	29,447	—	—	29,447	0.9%
Not subject to discretionary withdrawal	14,906	—	—	14,906	0.5%
Total gross	44,353	74,684	3,111,688	3,230,725	100.0%
Reinsurance ceded	43,865	—	—	43,865
Total, net	$488	$74,684	$3,111,688	$3,186,860

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	98,431	3,146,950	3,245,381	98.7%
Total with adjustment or at market value	—	98,431	3,146,950	3,245,381	98.7%
At book value without adjustment (minimal or no charge adjustment)	26,211	—	—	26,211	0.8%
Not subject to discretionary withdrawal	16,365	—	—	16,365	0.5%
Total gross	42,576	98,431	3,146,950	3,287,957	100.0%
Reinsurance ceded	42,096	—	—	42,096
Total, net	$480	$98,431	$3,146,950	$3,245,861

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Group Annuities

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$21,423,316	$—	$—	$21,423,316	60.8%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	6,253,149	4,882,905	11,136,054	31.6%
Total with adjustment or at market value	21,423,316	6,253,149	4,882,905	32,559,370	92.4%
At book value without adjustment (minimal or no charge adjustment)	2,212,432	—	—	2,212,432	6.3%
Not subject to discretionary withdrawal	464,633	—	—	464,633	1.3%
Total gross	24,100,381	6,253,149	4,882,905	35,236,435	100.0%
Reinsurance ceded	979	—	—	979
Total, net	$24,099,402	$6,253,149	$4,882,905	$35,235,456

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$22,609,886	$—	$—	$22,609,886	63.1%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	5,824,587	5,045,715	10,870,302	30.3%
Total with adjustment or at market value	22,609,886	5,824,587	5,045,715	33,480,188	93.4%
At book value without adjustment (minimal or no charge adjustment)	1,868,928	—	—	1,868,928	5.2%
Not subject to discretionary withdrawal	501,380	—	—	501,380	1.4%
Total gross	24,980,194	5,824,587	5,045,715	35,850,496	100.0%
Reinsurance ceded	780	—	—	780
Total, net	$24,979,414	$5,824,587	$5,045,715	$35,849,716

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Deposit-type Contracts

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$11,418,348	$—	$—	$11,418,348	97.0%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at market value	11,418,348	—	—	11,418,348	97.0%
At book value without adjustment (minimal or no charge adjustment)	313,238	—	—	313,238	2.6%
Not subject to discretionary withdrawal	43,940	—	—	43,940	0.4%
Total gross	11,775,526	—	—	11,775,526	100.0%
Reinsurance ceded	5,507	—	—	5,507
Total, net	$11,770,019	$—	$—	$11,770,019

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$10,024,608	$—	$—	$10,024,608	97.8%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at market value	10,024,608	—	—	10,024,608	97.8%
At book value without adjustment (minimal or no charge adjustment)	180,707	—	—	180,707	1.7%
Not subject to discretionary withdrawal	46,708	—	—	46,708	0.5%
Total gross	10,252,023	—	—	10,252,023	100.0%
Reinsurance ceded	6,443	—	—	6,443
Total, net	$10,245,580	$—	$—	$10,245,580

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2025	2024
General Account:
Annuities	$24,099,890	$24,979,894
Deposit-type contracts	11,770,019	10,245,580
Subtotal	35,869,909	35,225,474

Separate Account:
Annuities (excluding supplementary contracts)	14,322,426	14,115,683
Total	$50,192,335	$49,341,157

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The withdrawal characteristics of life reserves are as follows:

	December 31, 2025
	General Account			Separate Account - Guaranteed			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$5,663,707	$6,173,243	$6,202,219	$923,246	$923,246	$923,246	$—	$—	$—
Other permanent cash value life insurance	—	6,034,694	6,264,629	—	—	—	—	—	—
Variable universal life	571,138	603,832	603,889	—	—	—	7,129,400	7,129,400	7,129,400

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	71,054	N/A	N/A	N/A	N/A	N/A	N/A
Accidental death benefits	N/A	N/A	56	N/A	N/A	N/A	N/A	N/A	N/A
Disability - active lives	N/A	N/A	308	N/A	N/A	N/A	N/A	N/A	N/A
Disability - disabled lives	N/A	N/A	90,570	N/A	N/A	N/A	N/A	N/A	N/A
Miscellaneous reserves	N/A	N/A	37,585	N/A	N/A	N/A	N/A	N/A	N/A
Total, gross	6,234,845	12,811,769	13,270,310	923,246	923,246	923,246	7,129,400	7,129,400	7,129,400
Reinsurance ceded	6,234,845	9,596,413	10,068,730	923,246	923,246	923,246	7,129,400	7,129,400	7,129,400
Total, net of reinsurance ceded	$—	$3,215,356	$3,201,580	$—	$—	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

	December 31, 2024
	General Account			Separate Account - Guaranteed			Separate Account - Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Universal life	$5,873,039	$6,348,428	$6,379,168	$955,363	$955,363	$955,363	$—	$—	$—
Other permanent cash value life insurance	—	6,200,051	6,454,335	—	—	—	—	—	—
Variable universal life	571,611	609,241	609,308	—	—	—	6,631,796	6,631,796	6,631,796

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	79,179	N/A	N/A	—	N/A	N/A	—
Accidental death benefits	N/A	N/A	57	N/A	N/A	—	N/A	N/A	—
Disability - active lives	N/A	N/A	317	N/A	N/A	—	N/A	N/A	—
Disability - disabled lives	N/A	N/A	94,967	N/A	N/A	—	N/A	N/A	—
Miscellaneous reserves	N/A	N/A	39,700	N/A	N/A	—	N/A	N/A	—
Total, gross	6,444,650	13,157,720	13,657,031	955,363	955,363	955,363	6,631,796	6,631,796	6,631,796
Reinsurance ceded	6,441,391	9,866,673	10,377,840	955,363	955,363	955,363	6,631,796	6,631,796	6,631,796
Total, net of reinsurance ceded	$3,259	$3,291,047	$3,279,191	$—	$—	$—	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
Life actuarial reserves for the general account at December 31, 2025 were as follows:

	2025	2024
Life insurance	$3,189,991	$3,267,602
Miscellaneous reserves	11,589	11,589
Total	$3,201,580	$3,279,191

10. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50.0 million credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2025	2024
Face value	$200,000	$100,000
Carrying value	$199,523	$99,717
Interest expense paid	$4,677	$5,345
Effective interest rate	3.85% - 4.10%	4.80%
Maturity range (days)	22	22

11. Separate Accounts

The Company maintains separate accounts to record and account for assets and liabilities for certain lines of business, products, and transactions. Assets held in separate accounts are legally segregated and are not available to satisfy claims arising from the Company's general business. The investment performance of separate account assets is primarily assumed by investors, and the related assets and liabilities are carried at amounts consistent with the underlying insurance contract provisions. The Company reported assets and liabilities from the following product lines into a separate account:

•Individual Annuity Product
•Group Annuity Product
•Variable Life Insurance Product
•Hybrid Ordinary Life Insurance Product
•Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•Individual Annuity
•Group Annuity
•Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•Hybrid Ordinary Life Insurance Product
•Group Annuity - Custom Stable Value Asset Funds
•Variable Life Insurance Product
•Individual Indexed-Linked Annuity Product

The Company’s separate accounts invest in shares of Empower Funds, LLC, open-end management investment companies which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
In the Statement of Operations, activity between the general and separate accounts is presented as net transfers, primarily reflecting policyholder-driven transactions, including deposits, withdrawals, and benefit payments, as well as reinsurance-related movements. Amounts related to separate account operations, including premiums, benefits and policy charges, are presented on a gross basis in the Statement of Operations, while investment income and realized and unrealized gains and losses on separate account assets accrue directly to the contractholders and are not included. Accordingly, these transfers offset separate account operations and do not affect net income.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2025 and 2024, the Company’s separate account assets that are legally insulated from the general account claims are $22.4 billion and $22.5 billion.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $13.8 million, $14.5 million, and $16.6 million for the years ended December 31, 2025, 2024, 2023, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2025, 2024, 2023, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company's separate accounts:

	Year Ended December 31, 2025
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$830,791	$382,279	$1,213,070

Reserves
For accounts with assets at:
Fair value	6,502,155	14,878,258	21,380,413
Amortized cost	997,668	—	997,668
Total reserves	7,499,823	14,878,258	22,378,081

By withdrawal characteristics:
At fair value	6,502,155	14,878,258	21,380,413
At book value without fair value adjustment and with current surrender charge less than 5%	997,668	—	997,668
Total subject to discretionary withdrawals	$7,499,823	$14,878,258	$22,378,081

	Year Ended December 31, 2024
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$262,746	$473,917	$736,663

Reserves
For accounts with assets at:
Fair value	6,065,526	14,586,013	20,651,539
Amortized cost	1,053,794	—	1,053,794
Total reserves	7,119,320	14,586,013	21,705,333

By withdrawal characteristics:
At fair value	6,065,526	14,586,013	20,651,539
At book value without fair value adjustment and with current surrender charge less than 5%	1,053,794	—	1,053,794
Total subject to discretionary withdrawals	$7,119,320	$14,586,013	$21,705,333

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2025	2024	2023
Transfers as reported in the statutory statements of operations of the separate account statement:
Transfers to separate accounts	$1,213,070	$736,663	$802,621
Transfers from separate accounts	(2,634,204)	(2,737,160)	(2,874,149)
Net transfers from separate accounts	(1,421,134)	(2,000,497)	(2,071,528)
Reconciling adjustments:
Net transfer of reserves to separate accounts	21,828	377,471	524,666
Miscellaneous other	4,552	7,725	6,264
CARVM allowance reinsured	(3,518)	(5,327)	(16,418)
Reinsurance	(4,002,413)	(4,772,955)	(4,608,654)
Net transfers as reported in the statutory statements of operations	$(5,400,685)	$(6,393,583)	$(6,165,670)

12. Capital and Surplus, Dividend Restrictions, and Other Matters

Surplus notes

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

As of December 31, 2025, the principal and interest of the surplus notes issued to EHL were approved, and there were no unapproved amounts. The following tables provide information regarding the Company's surplus notes:

Issuance date	Face Amount	Maturity date	Annual interest rate	Annual interest amount
December 29, 2017	$12,000	December 29, 2027	3.500%	$420
May 17, 2018	$346,218	May 17, 2048	4.881%	$16,899
August 12, 2020	$527,500	August 12, 2025	1.260%	$4,080
August 26, 2021	$1,192,007	December 31, 2051	4.200%	$50,064

On August 12th, 2025, the Company made the final principal repayment of the August 12, 2020 surplus note of $527.5 million to EHL. This payment satisfied all remaining principal and accrued interest obligations under the surplus note. Following this repayment, the note was fully extinguished, and there are no remaining borrowings outstanding under this facility.

In 2018, the Company realized a $39.9 million after tax gain on an interest rate swap that hedged the surplus note issued in 2018. The after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2025, 2024, and 2023 amounted to $1.3 million each year, respectively, bringing the total amortization from inception to December 31, 2025 to $10.3 million, leaving an unamortized balance of $29.6 million in surplus as part of the surplus note amounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

Capital events:

Common shares

On January 2, 2024, Empower Services Holdings, LLC, a direct wholly-owned subsidiary of the Company, merged with Putnam Acquisition Financing Inc. ("PAFI"), a direct wholly-owned subsidiary of EHL, with PAFI, LLC surviving. All of the outstanding common shares and additional capital of PAFI, valued at $1.8 billion, were then contributed to the Company in exchange for 3,049,317 common shares.

The Company issued 145,780 additional common shares and received $45 million from EHL in December 2023.

Dividends

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2 million of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Dividends are paid as determined by the Board of Directors, subject to certain statutory restrictions noted above. In addition, the Company may be required to provide notice to, or obtain approval from, the Company’s domiciliary regulator in connection with each dividend declared by the Board of Directors, depending on whether such dividend is deemed an “ordinary” or “extraordinary” dividend under applicable statutes and regulations. The determination of whether a given dividend is “ordinary” or “extraordinary” is based on a rolling twelve month look-back at prior dividends paid by the Company and is therefore subject to change throughout the year. Dividends are non-cumulative. During the years ended December 31, 2025, 2024 and 2023 the Company paid dividends to EHL totaling $513.8 million, $900.0 million, and $350.0 million, respectively.

The portion of unassigned deficit represented by each of the following items is:

	December 31,
	2025	2024
Unrealized losses	$(1,378,224)	$(1,577,615)
Non-admitted assets	$(662,396)	$(821,732)
Surplus as regards reinsurance	$203,597	$302,664
Asset valuation reserve	$(518,351)	$(305,795)
RBC

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the Company action level as calculated in the RBC model. The Company exceeds the required amount.

13. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$298,698	$22,525	$321,223	$398,383	$20,806	$419,189	$(99,685)	$1,719	$(97,966)
Valuation allowance adjustment	—	(22,525)	(22,525)	—	(20,806)	(20,806)	—	(1,719)	(1,719)
Adjusted gross deferred tax asset	298,698	—	298,698	398,383	—	398,383	(99,685)	—	(99,685)
Deferred tax assets non-admitted	(144,191)	—	(144,191)	(230,991)	—	(230,991)	86,800	—	86,800
Net admitted deferred tax asset	154,507	—	154,507	167,392	—	167,392	(12,885)	—	(12,885)
Gross deferred tax liabilities	(28,656)	(46,306)	(74,962)	(31,725)	(23,600)	(55,325)	3,069	(22,706)	(19,637)
Net admitted deferred tax asset	$125,851	$(46,306)	$79,545	$135,667	$(23,600)	$112,067	$(9,816)	$(22,706)	$(32,522)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	79,545	—	79,545	112,067	—	112,067	(32,522)	—	(32,522)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	79,545	—	79,545	112,067	—	112,067	(32,522)	—	(32,522)
(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	644,833	—	—	693,497	—	—	(48,664)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	74,962	—	74,962	55,325	—	55,325	19,637	—	19,637
Total deferred tax assets admitted as a result of the application of SSAP No. 101	$154,507	$—	$154,507	$167,392	$—	$167,392	$(12,885)	$—	$(12,885)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	911.98%	963.77%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$4,298,885	$4,623,312

The following table presents the impact of tax planning strategies:

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$298,698	$—	$398,383	$—	$(99,685)	$—
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$154,507	$—	$167,392	$—	$(12,885)	$—
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The components of current income taxes incurred include the following:

	Year Ended December 31,
	2025	2024	Change
Current income tax	$(33,568)	$681	$(34,249)
Federal income tax on net capital gains	(21,669)	(10,281)	(11,388)
Other	(17,238)	—	(17,238)
Total	$(72,475)	$(9,600)	$(62,875)

	Year Ended December 31,
	2024	2023	Change
Current income tax	$681	$36,238	$(35,557)
Federal income tax on net capital gains	(10,281)	(43,095)	32,814
Total	$(9,600)	$(6,857)	$(2,743)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2025	2024	Change
Ordinary:
Reserves	$9,509	$11,481	$(1,972)
Investments	—	—	—
Deferred acquisition costs	22,423	5,913	16,510
Fixed assets	3,638	3,372	266
Compensation and benefit accrual	24,842	24,027	815
Receivables - non-admitted	17,251	16,847	404
Tax credit carryforward	—	38,049	(38,049)
Intangible	185,446	207,794	(22,348)
Net operating loss ("NOL")	16,613	72,213	(55,600)
Other	18,976	18,687	289
Total ordinary gross deferred tax assets	298,698	398,383	(99,685)
Valuation allowance adjustment	—	—	—
Total adjusted ordinary gross deferred tax assets	298,698	398,383	(99,685)
Non-admitted ordinary deferred tax assets	(144,191)	(230,991)	86,800
Admitted ordinary deferred tax assets	154,507	167,392	(12,885)
Capital:
Investments	14,776	—	14,776
Net capital loss carryforward	7,749	20,806	(13,057)
Total capital gross deferred tax assets	22,525	20,806	1,719
Valuation allowance adjustment	(22,525)	(20,806)	(1,719)
Total adjusted gross capital deferred tax assets	—	—	—
Non-admitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	—	—	—
Total admitted deferred tax assets	154,507	167,392	(12,885)

Deferred income tax liabilities:
Ordinary:
Investments	(26,581)	(27,084)	503
Premium receivable	(116)	(106)	(10)
Policyholder reserves	—	(2,106)	2,106
Experience refunds	—	—	—
Other	(1,959)	(2,429)	470
Total ordinary deferred tax liabilities	(28,656)	(31,725)	3,069

Capital
Investments	(46,306)	(23,600)	(22,706)
Total capital deferred tax liabilities	(46,306)	(23,600)	(22,706)

Total deferred tax liabilities	(74,962)	(55,325)	(19,637)

Net admitted deferred income tax asset	$79,545	$112,067	$(32,522)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2025	2024	Change
Total deferred income tax assets	$298,698	$398,383	$(99,685)
Total deferred income tax liabilities	(74,962)	(55,325)	(19,637)
Net deferred income tax asset	$223,736	$343,058	(119,322)
Tax effect of unrealized capital gains			5,309
Tax-effect of change in minimum pension liability			(157)
Other surplus			—
Change in net deferred income tax			$(114,170)

	December 31,
	2024	2023	Change
Total deferred income tax assets	$398,383	$468,179	$(69,796)
Total deferred income tax liabilities	(55,325)	(42,587)	(12,738)
Net deferred income tax asset	$343,058	$425,592	(82,534)
Tax effect of unrealized capital losses			11,858
Tax-effect of change in minimum pension liability			86
Other surplus			—
Change in net deferred income tax			$(70,590)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2025	2024	2023
Income tax expense at statutory rate	$153,033	$115,481	$227,550
Earnings from subsidiaries	(62,256)	(23,337)	(111,166)
Tax exempt investment income	(4,168)	(4,881)	(2,072)
Ceding commission net of transaction expenses	(20,804)	(21,469)	(30,716)
Change in statutory valuation allowance adjustment	1,719	5,902	14,904
Dividend received deduction	(4,269)	(4,445)	(4,140)
Tax adjustment for interest maintenance reserve	3,100	7,875	630
Prior year adjustment	(10,599)	(765)	3,264
Tax effect on non-admitted assets	797	1,870	1,722
Tax credits	(3,262)	(8,275)	(840)
Income tax on realized capital gain (loss)	(21,669)	(10,281)	(43,095)
NOL	—	—	(72,213)
Other	10,073	3,315	1,959
Total	$41,695	$60,990	$(14,213)

	2025	2024	2023
Federal income taxes incurred	$(72,475)	$(9,600)	$(6,857)
Change in net deferred income taxes	114,170	70,590	(7,356)
Total income taxes	$41,695	$60,990	$(14,213)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
As of December 31, 2025, there is $79.1 million of net operating loss carryforwards available for tax purposes. The following table breaks down available net operating loss carryforward by year:

Tax Year	Expiration	Loss
2020	N/A	39.5 million
2021	N/A	—
2022	N/A	39.7 million

During the years ended December 31, 2025 and 2024, the Company recognized $36.9 million and $99.1 million of capital loss carryforward respectively. The capital loss carryforward as of December 31, 2025 will start to expire in 2028.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC
Empower Financial Services, Inc.
Empower Holdings, LLC
Great-West Life & Annuity Insurance Company of South Carolina
Empower Life & Annuity Insurance Company of New York
Personal Capital Service Corporation
PanAgora Holdings, Inc.
PanAgora Asset Management, Inc.
TBG Insurance Services Corporation
Empower Stock Plan Services, LLC
Empower Services Holding US, LLC

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Empower Life & Annuity Insurance Company of New York ("EAICA Subgroup") are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA Subgroup accounts for income taxes on the modified separate return method on its separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAICA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2025 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2025 and 2024, the Company did not recognize a benefit or expense from interest and penalties related to the uncertain tax positions.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2018 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2025 and 2024 was $22,525 and $20,806 respectively. The valuation allowance adjustment relates to Management's uncertainty as to the Company's ability to use the Capital Loss carryforwards and receive contractual cash flows on certain dept instruments, therefore, a valuation allowance has been recognized.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax (“CAMT”). The reporting entity may be charged with a portion of the CAMT incurred by the consolidated group or credited with a portion of the consolidated group’s CAMT credit utilization. The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been no material modifications to the methodology used to project future regular tax liability as a result of the CAMT.

The Company does not have any foreign operations as of the periods ended December 31, 2025 and December 31, 2024 and therefore is not subject to the tax on global intangible low-taxed income.

On July 4, 2025, the One Big Beautiful Bill Act (the “Act”) was signed into law. The Act included numerous tax-related provisions. Based on management’s analysis of the Act, the tax related provisions do not materially impact the Company's overall income tax position.

14. Commitments and contingencies

Future contractual obligations
The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2026	2027	2028	2029	2030	Thereafter	Total
Surplus notes - principal (1)	$—	$12,000	$—	$—	$—	$1,538,225	$1,550,225
Surplus notes - interest (2)	67,383	67,383	66,963	66,963	66,963	1,347,081	1,682,736
Investment purchase obligations (3)	567,210	—	—	—	—	5,000	572,210
Other liabilities (4)	40,240	—	—	—	—	—	40,240
Total	$674,833	$79,383	$66,963	$66,963	$66,963	$2,890,306	$3,845,411

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, EHL, under the terms of three long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s statement of admitted assets, liabilities, capital and surplus because of the $29.6 million of unamortized debt modification gain as discussed in Note 12.

(2) Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2025.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at were as follows:

December 31, 2025
Due in less than one year	$567,210
Due after five years	5,000
Total	$572,210

Included in the total unfunded commitments were $453.7 million of limited partnership interests, of which $33.1 million related to related-party transactions.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
(4) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include expected benefit payments for the Company's supplemental executive retirement plan through 2025.

The Company has a long-term revolving credit facility agreement in the amount of $50.0 million with U.S. Bank for general corporate purposes effective November 1, 2023, and expires on November 1, 2028. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $2.7 billion, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2025 and 2024. At December 31, 2025 and 2024, there were no outstanding amounts related to the current and prior credit facilities.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2025, the Company has determined the estimated maximum borrowing capacity as approximately $1.0 billion. The Company calculated this amount based on the total collateral available to be pledged as of the period-end date, subject to certain restrictions on the maximum amount of indebtedness per our external debt agreements and limitations imposed by Lifeco, collectively across the Company and its subsidiaries. The Company had total collateral pledged of $1.0 billion and $897.8 million as of December 31, 2025 and December 31, 2024, respectively. There were no amounts borrowed at December 31, 2025 and December 31, 2024.

Contingencies

In June 2019, the Company sold, via indemnity reinsurance, substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (Protective Life). In connection with that transaction, the Company provided standard indemnities to the buyer. In 2022, Protective Life made claims under those indemnities and during the second quarter of 2023, the Company recorded a $42.5 million provision. On December 31, 2025, the parties entered into a settlement agreement resolving specified matters related to the claims. The Company has evaluated the settlement agreement and does not believe that additional reasonably possible loss beyond amounts previously accrued would be material to the statutory financial statements.

Commitments

The Company and ELAINY have an agreement whereby the Company has committed to provide financial support to ELAINY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of ELAINY in order for ELAINY to maintain the capital and surplus at the greater of 1) $6 million, 2) 200% of ELAINY RBC minimum capital requirements if ELAINY total assets are less than $3 billion or 3) 175% of ELAINY RBC minimum capital requirements if ELAINY total assets are $3 billion or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2025 and 2024 for obligations under the guarantee.

Litigation

From time to time, the Company is subject to lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. The Company accrues a charge when management determines that it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. When a loss is probable and reasonably estimable, the Company records an accrual based on the reasonably estimable loss or range of loss. The Company regularly evaluates current information available to it to determine whether an accrual should be established or adjusted. The ultimate outcome of legal proceedings involves judgments, estimates, and inherent uncertainties and cannot be predicted with certainty. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The Company and certain of its subsidiaries are defendants in legal actions, including class actions, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will continue to vigorously defend these actions. The Company is also involved in other various legal proceedings

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Notes to Statutory Financial Statements Index
(In Thousands, Except Share Amounts)
that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

15. Reconciliation between Annual Statement and Audited Financial Statements

The following table summarizes the reconciling items between the annual statement filed with the department and the audited statutory financial statements as of December 31, 2025.

	Audited Statutory Financial Statements	Annual Statement	Difference
Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus:
Reserves for life insurance and annuities and accident and health policies	$27,318,216	$27,375,843	$(57,627)
Current federal income taxes recoverable	$38,995	$51,097	$(12,102)
Unassigned (deficit) surplus	$(3,748,807)	$(3,794,332)	$45,525

Statutory Statement of Operations:
Premium income and annuity considerations	$5,380,290	$5,446,875	$(66,585)
Reserve adjustment on reinsurance ceded	$(303,539)	$(370,124)	$66,585
Death benefits	$198,325	$255,952	$(57,627)
Federal income tax (benefit) expense	$(50,806)	$(62,908)	$12,102

Statutory Statement of Cash Flows:
Operating activities:
Premium income, net of reinsurance	$5,272,782	$5,339,367	$(66,585)
Benefits and loss related payments, net of reinsurance	$(12,271,062)	$(12,337,647)	$66,585

16. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 31, 2026, the date on which they were issued, and has identified the following items:

The Company rolled over its outstanding $520 million borrowing under the long-term revolving credit agreement with Lifeco U.S., which had an original maturity date of January 16, 2026. The borrowing was extended to February 16, 2026 at an AFR of 3.57%, March 18, 2026 at an AFR of 3.50%, and April 17, 2026 at an AFR of 3.53%. On March 31, 2026, the Company took an additional incremental draw of $152 million on the loan facility, increasing the total outstanding borrowing from $520 million to $672 million. The new draw will carry similar terms to the existing borrowing, with an AFR of 3.53% and a maturity date of April 17, 2026.

On February 4, 2026, the Board of Directors approved a cash dividend of $172.5 million payable to EHL. No liability was recorded in the Company’s statutory financial statements as of December 31, 2025. The dividend was filed with the Colorado Division of Insurance ("DOI") on February 24, 2026, in accordance with statutory requirements applicable to extraordinary dividends, and paid on March 31, 2026.

On February 27, 2026, the Company and an affiliate, EAIC, pursuant to the October 1, 2025 Assumption Reinsurance Agreement, completed the process whereby the Company retroceded previously reinsured policies and corresponding assets of $1.6 billion to EAIC and immediately effected the novation and assumption of the contracts that were reinsured from the Prudential Insurance Company of America (“PICA”) (the original direct issuer). The company recognized this transaction in the first quarter of 2026. The transaction did not include a ceding commission because it was a non-economic transfer between a parent company and its subsidiary, with no impact on net income.

Index

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

Investment income earned:
U.S. Government bonds	$21,502
Other bonds (unaffiliated)	847,566
Preferred stocks (unaffiliated)	962
Common stocks (unaffiliated)	29
Mortgage loans	192,322
Real estate	22,187
Contract loans	187,564
Cash, cash equivalents and short-term investments	82,111
Derivative instruments	35,272
Other invested assets	355,464
Aggregate write-ins for investment income	17,592
Gross investment income	$1,762,571

Real estate owned - Book value less encumbrances:	$35,829

Mortgage loans - Book value:
Commercial mortgages	$4,612,716

Mortgage loans by standing - Book value:
Good standing	$4,571,585
Good standing with restructured terms	37,372
Foreclosure in process	3,759

Other long-term invested assets - Statement value:	$2,223,778

Collateral loans	$75,344

Bonds and stocks of parents, subsidiaries and affiliates - Book value:
Bonds	$—
Common stocks	$1,975,503

Bonds and short-term investments by maturity and NAIC designation:
Bonds by maturity - Statement value:
Due within one year or less	$4,486,987
Over 1 year through 5 years	13,236,238
Over 5 years through 10 years	5,965,964
Over 10 years through 20 years	2,330,726
Over 20 years	1,261,090
Total by maturity	$27,281,005

(Continued)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

Bonds and short-term investments by NAIC designation - Statement value:
NAIC 1	$15,545,929
NAIC 2	11,002,782
NAIC 3	631,919
NAIC 4	31,722
NAIC 5	68,653
Total by NAIC designation	$27,281,005

Total bonds publicly traded	$16,432,278
Total bonds privately placed	$10,848,727

Preferred stocks - Statement value	$23,593
Common stocks - Market value	$1,976,145
Short-term investments - Book value	$204,000
Collar, swap and forward agreements open - Statement value	$62,564
Futures contracts open - Current value	$159

Cash on deposit	$79,696

Life insurance in-force:
Ordinary	$4,972
Group life	$—

Life insurance policies with disability provisions in-force:
Ordinary	$6
Group life	$11

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	$—
Income payable	$—
Ordinary - involving life contingencies:
Income payable	$—
Group - not involving life contingencies:
Amount on deposit	$—
Income payable	$—
Group - involving life contingencies:
Amount on deposit	$523
Income payable	$102

Annuities:
Ordinary:
Immediate - amount of income payable	$359
Deferred - fully paid account balance	$126
Deferred - not fully paid - account balance	$—
(Continued)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

Group:
Certificates - amount of income payable	$61,623
Certificates - fully paid account balance	$16
Certificates - not fully paid account balance	$46,378,442

Accident and health insurance - equivalent premiums in-force:
Group	$—

Deposit funds and dividend accumulations
Deposit funds - account balance	$11,719,587
Deposit accumulations - account balance	$11,999

Claim payments:
Group accident and health:

2025	$218
2024	$1,876
2023	$—
2022	$—
2021	$4,009
Prior	$38,479

(Concluded)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

SUMMARY INVESTMENT SCHEDULE

Investment Categories	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement			
	1 Amount	2 Percentage of Column 1 Line 14	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):						
1.01 U.S. government obligations	824,855,900	1.962	824,855,900		824,855,900	1.982
1.02 Other U.S. government obligations	12,944,292	0.031	12,944,292		12,944,292	0.031
1.03 Non-U.S. sovereign jurisdiction securities	191,821,408	0.456	191,821,408		191,821,408	0.461
1.04 Municipal bonds – general obligations (direct & guaranteed)	39,288,787	0.093	39,288,787		39,288,787	0.094
1.05 Municipal bonds – special revenue	354,551,718	0.844	354,551,718		354,551,718	0.852
1.06 Project finance bonds issued by operating entities	251,878,901	0.599	251,878,901		251,878,901	0.605
1.07 Corporate bonds	16,919,598,614	40.255	16,919,598,614		16,919,598,614	40.665
1.08 Mandatory convertible bonds	0	0.000			0	0.000
1.09 Single entity backed obligations	463,942,426	1.104	463,942,426		463,942,426	1.115
1.10 SVO-Identified bond exchange traded funds – fair value	0	0.000			0	0.000
1.11 SVO-Identified bond exchange traded funds – systematic value	0	0.000			0	0.000
1.12 Bonds issued by funds representing operating entities	1,327,781,681	3.159	1,327,781,681		1,327,781,681	3.191
1.13 Bank loans - issued	0	0.000			0	0.000
1.14 Bank loans - acquired	230,971,393	0.550	230,971,393		230,971,393	0.555
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans	0	0.000			0	0.000
1.16 Certificates of deposit	0	0.000			0	0.000
1.17 Other issuer credit obligations	12,078,583	0.029	12,078,583		12,078,583	0.029
1.18 Total issuer credit obligations	20,629,713,703	49.082	20,629,713,703	0	20,629,713,703	49.582
2. Asset-backed securities (Schedule D, Part 1, Section 2):						
2.01 Financial asset-backed securities – self-liquidating	4,536,891,032	10.794	4,536,891,032		4,536,891,032	10.904
2.02 Financial asset-backed securities – not self-liquidating	19,984,689	0.048	19,984,689		19,984,689	0.048
2.03 Non-financial asset-backed securities	368,922,796	0.878	368,922,796		368,922,796	0.887
2.04 Total asset-backed securities	4,925,798,517	11.719	4,925,798,517	0	4,925,798,517	11.839
3. Preferred stocks (Schedule D, Part 2, Section 1):						
3.01 Industrial and miscellaneous (unaffiliated)	23,593,358	0.056	23,593,358		23,593,358	0.057
3.02 Parent, subsidiaries and affiliates		0.000			0	0.000
3.03 Total preferred stocks	23,593,358	0.056	23,593,358	0	23,593,358	0.057
4. Common stocks (Schedule D, Part 2, Section 2):						
4.01 Industrial and miscellaneous - publicly traded (unaffiliated)		0.000			0	0.000
4.02 Industrial and miscellaneous - other (unaffiliated)	606,200	0.001	606,200		606,200	0.001
4.03 Parent, subsidiaries and affiliates - publicly traded		0.000			0	0.000
4.04 Parent, subsidiaries and affiliates - other	1,975,502,955	4.700	1,960,877,770		1,960,877,770	4.713
4.05 Mutual funds	35,625	0.000	35,625		35,625	0.000
4.06 Unit investment trusts		0.000			0	0.000
4.07 Closed-end funds		0.000			0	0.000
4.08 Exchange traded funds		0.000			0	0.000
4.09 Total common stocks	1,976,144,780	4.702	1,961,519,595	0	1,961,519,595	4.714
5. Mortgage loans (Schedule B):						
5.01 Farm mortgages	0	0.000			0	0.000
5.02 Residential mortgages	0	0.000			0	0.000
5.03 Commercial mortgages	4,689,342,748	11.157	4,689,342,748		4,689,342,748	11.270
5.04 Mezzanine real estate loans	0	0.000			0	0.000
5.05 Total valuation allowance	(76,626,414)	(0.182)	(76,626,414)		(76,626,414)	(0.184)
5.06 Total mortgage loans	4,612,716,334	10.975	4,612,716,334	0	4,612,716,334	11.086
6. Real estate (Schedule A):						
6.01 Properties occupied by company	25,077,846	0.060	25,077,846		25,077,846	0.060
6.02 Properties held for production of income	10,751,376	0.026	10,751,376		10,751,376	0.026
6.03 Properties held for sale	0	0.000	0		0	0.000
6.04 Total real estate	35,829,222	0.085	35,829,222	0	35,829,222	0.086
7. Cash, cash equivalents and short-term investments:						
7.01 Cash (Schedule E, Part 1)	79,696,090	0.190	79,696,090		79,696,090	0.192
7.02 Cash equivalents (Schedule E, Part 2)	2,152,890,269	5.122	2,152,890,269	419,732,708	2,572,622,977	6.183
7.03 Short-term investments (Schedule DA)	203,999,912	0.485	203,999,912		203,999,912	0.490
7.04 Total cash, cash equivalents and short-term investments	2,436,586,271	5.797	2,436,586,271	419,732,708	2,856,318,979	6.865
8. Contract loans	3,512,258,620	8.356	3,512,258,620		3,512,258,620	8.441
9. Derivatives (Schedule DB)	118,177,674	0.281	118,177,674		118,177,674	0.284
10. Other invested assets (Schedule BA)	3,327,721,896	7.917	2,918,981,749		2,918,981,749	7.015
11. Receivables for securities	12,728,919	0.030	12,728,919		12,728,919	0.031
12. Securities Lending (Schedule DL, Part 1)	419,732,708	0.999	419,732,708	XXX	XXX	XXX
13. Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000
14. Total invested assets	42,031,002,002	100.000	41,607,636,670	419,732,708	41,607,636,670	100.000

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2
11.02	Total admitted assets held in Canadian investments	$		0.0 %
11.03	Canadian-currency-denominated investments	$		0.0 %
11.04	Canadian-denominated insurance liabilities	$		0.0 %
11.05	Unhedged Canadian currency exposure	$		0.0 %

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		0.0 %
	Largest three investments with contractual sales restrictions:			
12.03		$		0.0 %
12.04		$		0.0 %
12.05		$		0.0 %

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer		2	3
13.02	EMPOWER ANNUITY INSURANCE COMPANY	$	1,406,220,608	2.9 %
13.03	PAFI	$	1,106,522,248	2.3 %
13.04	EMPOWER SECURITIES HOLDINGS LLC	$	695,251,054	1.4 %
13.05	EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK	$	537,191,451	1.1 %
13.06	EMPOWER ADVISORY GROUP LLC	$	228,776,687	0.5 %
13.07	CPS MANAGERS FUND (KKR)	$	152,752,231	0.3 %
13.08	GOLDMAN SACHS	$	143,161,276	0.3 %
13.09	MORGAN STANLEY FUNDS	$	143,161,276	0.3 %
13.10	PEG CO-INVESTMENT FUND I	$	80,786,544	0.2 %
13.11	NORTHLEAF INFRASTR III LP	$	75,033,238	0.2 %

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	0.0 %
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$	0.0 %
14.04		$	0.0 %
14.05		$	0.0 %

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	FIRST AMERICAN FUNDS	$ 161,238,637	$ 161,238,637	$
14.07	BLACKROCK LIQ FUNDS T	$ 156,173,652	$ 156,173,652	$
14.08	GOLDMAN SACHS	$ 143,161,276	$ 143,161,276	$
14.09	MORGAN STANLEY FUNDS	$ 143,161,276	$ 143,161,276	$
14.10	DREYFUS GOVERNMENT CASH MGMT	$ 16,703,054	$ 16,703,054	$
14.11	ALLSPRING GOVT MMF-INST	$ 10,959,659	$ 10,959,659	$
14.12	EMPOWER FUNDS INC	$ 35,625	$ 35,625	$
14.13		$ 0	$	$
14.14		$ 0	$	$
14.15		$ 0	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$	0.0 %
	Largest three investments in general partnership interests:		
15.03		$	0.0 %
15.04		$	0.0 %
15.05		$	0.0 %

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule of Selected Statutory Financial Data Index
As of and for the Year Ended December 31, 2025

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company of America

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$ 713,741,880	1.5 %	$ 125,268,959	$ 213,155,195	$ 251,560,936
20.02	Repurchase agreements	$	0.0 %	$	$	$
20.03	Reverse repurchase agreements	$	0.0 %	$	$	$
20.04	Dollar repurchase agreements	$	0.0 %	$	$	$
20.05	Dollar reverse repurchase agreements	$	0.0 %	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written	
		1	2	3	4
21.01	Hedging	$	0.0 %	$	0.0 %
21.02	Income generation	$	0.0 %	$	0.0 %
21.03	Other	$	0.0 %	$	0.0 %

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 28,146,496	0.1 %	$ 32,423,485	$ 30,827,836	$ 29,012,331
22.02	Income generation	$	0.0 %	$	$	$
22.03	Replications	$	0.0 %	$	$	$
22.04	Other	$ 170,549	0.0 %	$ 163,450	$ 507,431	$ 475,032

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$	0.0 %	$	$	$
23.02	Income generation	$	0.0 %	$	$	$
23.03	Replications	$	0.0 %	$	$	$
23.04	Other	$	0.0 %	$	$	$

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features Index
As of and for the Year Ended December 31, 2025
Supplemental Schedule of the Annual Audit Report
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.Assumption reinsurance
b.Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the periods ended December 31, 2025 and 2024 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP. See Note 15 for additional information regarding subsequent reinsurance events.

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS

(a)
Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed April 24, 2015 (File No. 333-203627).

(b)	Not Applicable.
(c)
Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).

(d)	Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).
(e)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No.333-203627).
(f)	(1)
Amended and Restated Articles of Incorporation of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).

(2)
Amended and Restated By-laws of the Registrant effective July 29, 2020 are incorporated by reference to Registrant's Post-Effective Amendment No. 12 to N-4 Registration Statement filed on April 18, 2024 (File No. 333-203627).

(3) Amended and Restated By-laws of the Registrant effective August 1, 2022 are filed herewith.
(g)	(1) Reinsurance Agreement, dated December 27, 2023, by and between Empower Annuity Insurance Company of America and Nationwide Life Insurance Company. Filed herewith.
(2) Amendment No. 1 to Reinsurance Agreement, dated May 16, 2025, by and between Empower Annuity Insurance Company of America and Nationwide Life Insurance Company. Filed herewith.
(h)	(1)
Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated December 15, 2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).

(2)
Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203627).

(i)	Not Applicable
(j)	Not Applicable
(k)	Consent and Opinion of Elaina Ditillo, Counsel, as to the legality of the securities being registered. Filed herewith.
(l)	(1) Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
(2) Written Consents of Deloitte & Touche LLP are filed herewith.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p)	Powers of Attorney for the officers and directors listed in the Signatures section of the registration statement filing. Filed herewith.
(q)	Power Corporation of Canada organizational chart as of December 31, 2025. Filed herewith.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices with Depositor
R. Jeffrey Orr (3)	Director, Chairman of the Board
Edward F. Murphy III (2)	Director, President and Chief Executive Officer
Robin Bienfait (3)	Director
Marcel R. Coutu (4)	Director
Andre R. Desmarais (3)	Director
Paul G. Desmarais III (3)	Director
Philippe Desmarais (3)	Director
Gary A. Doer (1)	Director
Gregory J. Fleming (2)	Director
Claude Généreux (3)	Director
David Harney (1)	Director
Jason P. Lawrence (2)	Director
Alain Louvel (2)	Director
Paula B. Madoff (2)	Director
James P. O’Sullivan (2)	Director
Robert L. Reynolds (2)	Director
T. Timothy Ryan, Jr. (5)	Director
Jerome J. Selitto (2)	Director
Dhvani Shah (2)	Director
Brian E. Walsh (6)	Director
Richard H. Linton, Jr. (2)	President and Chief Operating Officer
Carol E. Waddell (2)	President, Empower Personal Wealth
John F. Bevacqua (2)	Executive Vice President and Chief Risk Officer
Craig Birk (2)	Chief Investment Officer, Empower Personal Wealth
Jack E. Brown (2)	Executive Vice President, US Chief Investment Officer and Lead Portfolio Manager
Christine Dugan (2)	Chief Actuary
Amy Eby (2)	Appointed Actuary
Carol Kline (2)	Executive Vice President and Chief Information Officer
David McLeod (2)	Executive Vice President and Chief Business Development Officer
Christine Moritz (2)	Executive Vice President and Chief Financial Officer
Kelly Noble (2)	Executive Vice President, General Counsel and Chief Legal Officer
Suzanne Sanchez (2)	Executive Vice President and Chief Human Resources Officer
Ahmed Abdul-Jaleel (2)	Chief Compliance Officer, Registered Separate Accounts
Kara S. Roe (2)	Controller and Chief Accounting Officer
William Burton (2)	Senior Vice President, Information Technology Application Engineering
Jennifer Fedora (2)	Senior Vice President, Participant Services
William Jeffries (2)	Senior Vice President, Operations
Joseph M. Smolen (2)	President, Workplace Solutions
Ryan Logsdon (2)	Vice President, Deputy General Counsel and Corporate Secretary
Jon Klaff (2)	Head of Personal Wealth Marketing
Ken Munro (2)	Senior Vice President, National Sales, Core Markets
Ray Tamblyn (2)	Head of Product Wealth Management
Jonathan D. Kreider (2)	Executive Vice President and Head of Empower Investments
Jane Bartosik (2)	Senior Vice President, Workplace and Advice
Mark Bell (2)	Head of Personal Wealth Technology
Bonnie Troped Blacker (2)	Head of Global Conference Planning and Travel

Name and Principal Business Address	Positions and Offices with Depositor
Hugo Breton (2)	Senior Vice President, Transformation and Plan Services
Casey Craig (2)	Executive Vice President, Empower Large Mega Not-For-Profit Markets
Kelley Ferguson (2)	Senior Vice President, Total Rewards and Human Resources Operations
Simon Franklin (2)	Senior Vice President, Head of Relationship Management, LMN
Dave Gray (2)	Executive Vice President, Enterprise Solutions
Roger Hobby (2)	Executive Vice President, Personal Wealth Distribution and Advisory
Mel Hooker (2)	Senior Vice President, Empower Experience
Laura Miller (2)	Senior Vice President, General Counsel, Workplace Solutions and Personal Wealth
Darlene Soderquist (2)	Vice President, Relationship Management Core
Steven Stillman (2)	Senior Vice President, Empower Personal Wealth Operations
Doug Peterson (2)	Chief Information Security Officer
KC Waldron (2)	Chief Compliance Officer
Jeffrey Boschen (2)	Senior Vice President, Client Services
Kevin Lemire (2)	Head of General Services
(1)100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
(4)Brookfield Asset Management Inc., 335 8th Avenue SW, Suite 1700, Calgary, AB T2P 1C9
(5)JP Morgan Chase, 270 Park Avenue, Floor 47, New York, NY 10017
(6)Saguenay Capital, LLC, The Centre at Purchase, Two Manhattanville Road, Suite 403, Purchase, NY 10577

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT (as of December 31, 2025)
The Registrant is a separate account of Empower Annuity Insurance Company of America, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is filed herewith as Exhibit (q) under Item 27.
ITEM 30. INDEMNIFICATION
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Empower Annuity Insurance Company of America whereby Empower Annuity Insurance Company of America may indemnify a director, officer or controlling person of Empower Annuity Insurance Company of America against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1)“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.
(3)“Expenses” includes counsel fees.
(4)“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.
(5)“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.
(6)“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:
(a)The individual's conduct was in good faith; and
(b)The individual reasonably believed:
(I)In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
(II)In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
(c)In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.
(2)A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.
(3)The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.
(4)A corporation may not indemnify a director under this section:
(a)In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or
(b)In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.
(5)Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.
(1)A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
(a)The director delivers to the corporation a written affirmation of the director's good faith belief that;
(I)The director has met the relevant standard of conduct described in section 7-109-102; or
(II)The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and
(b)The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.
(2)The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.
(3)Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.
Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:
(a)If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.
(b)If it determines that the director is entitled to indemnification or an advance of expenses under section 7-109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification or advance of expenses.
(c)If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.
Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.
(2)The determinations required by subsection (1) of this section must be made:
(a)If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;
(b)By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or
(c)By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.

(d)Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.
Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.
(2)A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3)A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.
Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Variation by corporate action.
(1)A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;
(a)Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b)That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.
(2)A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.
(3)A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).
(4)Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.
(5)Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article 109 in connection with a proceeding by or in the right of the corporation, the corporation shall give notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, the corporation shall give the notice to the shareholders at or before the time the first shareholder signs a document consenting to the action.
Section 7-109-111. Exclusivity
A corporation may provide indemnification or an advance of expenses to a director or an officer only as permitted by this article 109.
Bylaws of Empower Annuity Insurance Company of America
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;
(b)“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)the person conducted himself or herself in good faith; and
(b)the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d)if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and
(b)with respect to the matter(s) giving rise to the proceeding:
i.the person conducted himself or herself in good faith; and
ii.the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and
iii.in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
iv.if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

ITEM 31. PRINCIPAL UNDERWRITER

(a)Empower Financial Services, Inc. (“Empower Financial Services”) is the distributor of securities of the Registrant. Including the Registrant, Empower Financial Services serves as distributor or principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series Account of Empower Annuity Insurance Company of America (“EAICA”), Retirement Plan Series Account of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity-8 Series Account of Empower Life & Annuity Insurance Company of New York (“ELAINY”). Empower Financial Services is also distributor of the following other investment companies: The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and EAIC Variable Contract Account A.
(b)Directors and Officers of Empower Financial Services. Inc:

Name and Principal Business Address	Positions and Offices with Underwriter
Carol E. Waddell (1)	Chairman, President and Chief Executive Officer
Richard H. Linton, Jr. (2)	Director and Executive Vice President
John Christolini (1)	Chief Compliance Officer
David McLeod (1)	Director
Hugo Breton (1)	Director
Steven Stillman (1)	Director
Casey Craig (1)	Senior Vice President
Joseph M. Smolen (1)	Senior Vice President
Meredith Cordisco (1)	Vice President, Compliance
Stephanie Secor (1)	Vice President, Compliance
Robert Ettinger (2)	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President, and Treasurer
Adam Kavan (1)	Assistant General Counsel
Palak Patel (1)	Secretary
Alyssa Melton (1)	Assistant Secretary
Shannon Cochran (1)	Compliance Officer
Stephanie Barres (1)	Compliance Officer
Brockett Hudson (1)	Assistant Secretary
(1) 8515 East Orchard Road, Greenwood Village, CO 80111.
(2) 100 Federal Street 18th Floor, Boston, MA 02110.

(c)Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Empower Financial Services, Inc.	-0-	-0-	-0-	-0-
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, CO 80111.
ITEM 33. MANAGEMENT SERVICES
Not Applicable.
ITEM 34. FEE REPRESENTATION
The Depositor, Empower Annuity Insurance Company of America, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Empower Annuity Insurance Company of America.
ITEM 35. OTHER UNDERTAKING AND REPRESENTATIONS

Empower Annuity Insurance Company of America represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 22nd day of April, 2026.

VARIABLE ANNUITY-8 SERIES ACCOUNT (Registrant)
By:	/s/ Jonathan Kreider
Jonathan Kreider Executive Vice President & Head of Empower Investments

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA (Depositor)
By:	/s/ Jonathan Kreider
Jonathan Kreider Executive Vice President & Head of Empower Investments
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 22, 2026
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	Director, President and Chief Executive Officer	April 22, 2026
Edmund F. Murphy III*
/s/ Robin Bienfait	Director	April 22, 2026
Robin Bienfait*
/s/ Marcel R. Coutu	Director	April 22, 2026
Marcel R. Coutu*
/s/ André R. Desmarais	Director	April 22, 2026
André R. Desmarais*
/s/ Paul G. Desmarais III	Director	April 22, 2026
Paul G. Desmarais III*
/s/ Philippe Desmarais	Director	April 22, 2026
Philippe Desmarais*
/s/ Gary A. Doer	Director	April 22, 2026
Gary A. Doer*
/s/ Gregory J. Fleming	Director	April 22, 2026
Gregory J. Fleming*
/s/ Claude Généreux	Director	April 22, 2026
Claude Généreux*
/s/ David Harney	Director	April 22, 2026

Signature	Title	Date
David Harney*
/s/ Jason P. Lawrence	Director	April 22, 2026
Jason P. Lawrence*
/s/ Alain Louvel	Director	April 22, 2026
Alain Louvel*
/s/ Paula B. Madoff	Director	April 22, 2026
Paula B. Madoff*
/s/ James P. O'Sullivan	Director	April 22, 2026
James P. O'Sullivan*
/s/ Robert L. Reynolds	Director	April 22, 2026
Robert L. Reynolds*
/s/ T. Timothy Ryan, Jr.	Director	April 22, 2026
T. Timothy Ryan, Jr.*
/s/ Jerome J. Selitto	Director	April 22, 2026
Jerome J. Selitto*
/s/ Dhvani Shah	Director	April 22, 2026
Dhvani Shah*
/s/ Brian E. Walsh	Director	April 22, 2026
Brian E. Walsh*
/s/ Christine Moritz	Executive Vice President & Chief Financial Officer	April 22, 2026
Christine Moritz*
/s/ Kara Roe	Controller	April 22, 2026
Kara Roe*

	/s/ Elaina Ditillo	*Attorney-in-fact pursuant to Power of Attorney	April 22, 2026
*By:	Elaina Ditillo